                                                                   Exhibit 10.23

                                  DENVER PLACE

                            Office Lease Facing Page
                            ------------------------

     THIS OFFICE LEASE FACING PAGE, together with the General Lease Provisions and any Schedules or Riders and Lease Guaranties attached hereto, shall constitute the Lease between Tenant described below, as Tenant, and DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, by Amerimar Realty Management Co.Colorado, as agent for the Landlord, for the Premises described below, made and entered into as of the Lease Date specified below.

LEASE DATE:    February 23, 1996

LANDLORD:      DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

TENANT:        COLORADO BUSINESS LEASING, INC., a Colorado corporation

LEASED PREMISES:

     Suite Number:           2500

     Floor:                  25th, South Tower

     Total Rentable Area:    2,650 square fleet

LEASE TERM:

     Commencement Date:      June 15, 1996

     Lease Period:           Five (5) years plus one and one-half (1 1/2) months

     Lease Expiration:       July 31, 2001

BASE RENT:

     06/15/96 - 07/31/2001:  $39,750.00 annually/$3,312.50 monthly

     Base Operating Cost including Real Estate Taxes shall be $6.20 (Landlord's Operating Expense Contribution)

     Tenant will not be obligated to pay any additional rent for Tenant's Share of Operating Expenses during the Calendar Year 1996

     Tenant's Share of applicable taxes      2,650= .0035
                                        ----------
     and Complex Operating Expenses        754,288 (Total Rentable Area of the
                                                    Building)

LEASE DEPOSIT: $3,312.50 due upon execution of the Lease Agreement

                                  DENVER PLACE

                                  OFFICE LEASE

                                   I N D E X
                                   ---------

                                                                 Page    Para.
                                                                 ----    -----

Office Lease Facing Page..........................                  3

General Lease Provisions

The Leased Premises...............................                   4   1.01
Definitions.......................................                   4   2.01
Term of Lease.....................................                   5   3.01
Base Rent.........................................                   5   4.01
Commencement and Conduct of Business..............                   6   5.01
Quiet Enjoyment...................................                   6   6.01
Services..........................................                   6
  Climate Control.................................                   6   7.01
  Elevator Service................................                   6   7.02
  Janitorial Services.............................                   7   7.03
  Water and Electricity...........................                   7   7.04
  Interruption of Service.........................                   7   7.05
  Telephone Service Paid by Tenant................                   8   7.06
Business Taxes, Etc...............................                   8   8.01
Meters............................................                   8   9.01
Use of Electricity................................                   8  10.01
Tenant Repair.....................................                   9  11.01
Assignment, Subletting, Parting with Possessions..                   9  12.01
Rules and Regulations.............................                  10  13.01
Use of Leased Premises............................                  11  14.01
Tenant's Insurance................................                  11  15.01
Cancellation of Insurance.........................                  12  16.01
Observance of Law.................................                  12  17.01
Waste and Nuisance................................                  13  18.01
Entry by Landlord.................................                  13  19.01
Indemnification of Landlord.......................                  13  20.01
Exhibiting Premises...............................                  14  21.01
Alterations, Tenants..............................                  14  22.01
Glass.............................................                  15  23.01
Signs and Advertising.............................                  15  24.01
Name of Building..................................                  15  25.01
Subordination and Attornment......................                  15  26.01
Acceptance of Premises............................                  15  27.01
Estoppel Certificates.............................                  16  28.01
Fixtures..........................................                  16  29.01
Landlord's Insurance..............................                  16  30.01
Fires, Etc........................................                  17  31.01
Condemnation......................................                  17  32.01
Loss and Damage...................................                  18  33.01
Delays............................................                  18  34.01
Default...........................................                  18  35.01

                                                                  Page  Para.
                                                                  ----  -----

Remedies of Landlord............................................    19  36.01
Holding Over....................................................    21  37.01
Directory Board.................................................    22  38.01
Transfer by Landlord............................................    22  39.01
Notice..........................................................    22  40.01
Governing Law...................................................    23  41.01
Lease Entire Agreement..........................................    23  42.01
Binding Effect..................................................    23  43.01
Security Deposit................................................    23  44.01
Interpretation..................................................    24  45.01
Severability....................................................    24  46.01
Independent Covenants...........................................    24  47.01
Additional Notices..............................................    24  48.01
Governmentally Required Improvements............................    24  49.01
Recording - Short Form Memo.....................................    25  50.01
Real Estate Broker..............................................    25  51.01
Captions and Exhibits...........................................    25  52.01
Substitution of Premises........................................    25  53.01
Additional Charges for Taxes and Landlord's Operating Expenses..    26  54.01
Hazardous Materials.............................................    29  55.01
Telephone and Telecommunications Services.......................    29  56.01
Time Is Of The Essence..........................................    31  57.01
Signature Page..................................................    31

Addendum
Exhibit A - Leased Premises Plan
Exhibit B - Rules and Regulations
Exhibit C - Lease Term Agreement
Exhibit D - Parking Agreement
Exhibit E - Equipment List

                        General Office Lease Provisions
                        -------------------------------

     WHEREAS, Landlord has constructed a building commonly known as Denver Place and located at 999 Eighteenth Street, Denver, Colorado 80202 (hereinafter called the "Building"), which is situated on a portion of real property being more particularly described as Lots 1 through 32 inclusive, Block 110, East Denver Subdivision City and County of Denver, State of Colorado. The Building, the land upon which (i.e., Building stands and the land and improvements surrounding the Building and designated from time to time by Landlord as land or common areas appurtenant to or servicing the Building, together with any other buildings or land located on the above-described real property are hereinafter called the "Real Property"; and

     WHEREAS, Landlord has agreed to lease to Tenant the Leased Premises hereinafter on the terms and conditions hereinafter set forth:

THE LEASED PREMISES
-------------------

     1.01 NOW, THEREFORE, in consideration of the rent and the covenants and agreements hereinafter made on the part of the Tenant to be paid, observed and performed, the Landlord has demised and leased and by these presents does demise and lease the Leased Premises described on the Office Lease Facing Page, attached hereto and Outlined in the Plan attached hereto as Exhibit "A" and forming part hereof but excluding therefrom any part of the exterior face of the Building to the Tenant, together with the right of the Tenant in common with the Landlord, its other tenants, sub-tenants and invitees thereof to the nonexclusive use of the following portions of the Building:

          a)   the entrance foyer and lobby of the Building; and

          b) the common corridors on the floor of the Building on which the Leased Premises are situated and other areas appurtenant to or servicing the Building, together with public entrance doors, walls, stairways, passages, elevators, shipping and receiving areas and lavatories in the Building, provided, however, that Landlord shall have the right from time to time to eliminate, substitute, build upon or rearrange all of items (a) and (b) above, including, but not limited to, the garden Court on the third floor of the Building, as Landlord deems appropriate in its discretion.

DEFINITIONS
-----------

     2.01 In this Indenture or on the Office Lease Facing Page, the following terms or words shall have the following meanings:

          (a) "Business Day" means any of the days from Monday to Friday of each week and one-half on Saturdays of each week inclusive unless such day is a nationally recognized holiday.

          (b) "Commencement Date" means the date so designated on the Office Lease Facing Page, attached hereto, or the date upon which the Landlord notifies the Tenant that the Leased Premises are ready For occupancy, whichever last occurs.

          (c) "Net Rentable Square Feet" or "Net Rentable Area", as the term is used throughout this Lease, for a multiple tenancy floor means the total square feet which is computed by measuring to the inside finish of permanent outer building walls, or to the center line of the glass if at least 50% of the outer building wall is glass, to the center line of corridor partitions, and to the center of partitions that separate the Leased Premises from adjoining rentable area. No deductions shall be made for columns and projections necessary to the Building.

          (d) "Net Rentable Square Feet" or "Net Rentable Area", as the term is used throughout this Lease, for a single tenancy floor, means the total square feet which is computed by measuring to the inside finish of permanent outer building walls, or from the center line of glass. Net Rentable Area shall include all area within outside walls less stairs, elevator shafts, flues, pipe shafts, vertical ducts, air conditioning rooms, fan rooms, all their enclosing walls. No deductions shall be made for Columns and projections necessary to the Building. Lavatories or public toilets within and exclusively serving only that floor, janitor closets, electrical closets, telephone closets, and slop sinks shall be included in Net Rentable Area for a single tenancy floor.

          (e) "Normal Business Hours" means the hours from 8 a.m. to 6 p.m. on Business Days and the hours 8 a.m. to 1 p.m. on Saturdays excluding nationally recognized holidays.

          (f) "Proportionate Share" means the amount so designated on the Office Lease Facing Page, attached hereto and calculated by dividing the Total Rentable Area as set forth on the Facing Page by 95% of the total Rentable Area of the Building.

          (g) "Public Areas" means and shall include all square feet or areas on the floor less the Net Rentable square feet and less public stairs, public elevator shafts, flues, stacks, pipe shafts, vertical ducts and vents.

          (h) "Rent", as the term is used throughout this Lease, shall denote the "Base Rent", as is hereinafter defined, and all other financial obligations of the Tenant hereunder which are herein described as "additional rental" or "additional rent".

          (i) "Term" means the number of years and months in the Lease Period, set forth on the Office Lease Facing Page attached hereto, to be computed from 12 o'clock noon on the Commencement Date and expiring at 12 o'clock noon the last day of such Lease Term. Should the Term of this Lease end on a day other than the last day of a calendar month, then the Term of this Lease shall be extended to the last day of the calendar month.

          (j) "Total Rentable Area" means the total square feet of the Net Rentable Area and Tenant's share of the Public Areas on a multi-Tenant floor.

TERM OF LEASE
-------------

     3.01 Tenant shall have the right to have and hold the Leased Premises for and during the Term subject to the payment of the base rental and the additional rent and the full and timely performance by Tenant of the covenants and conditions hereinafter set forth. In the event that the Term shall not have commenced on or before such date as shall be two (2) years from the date of this Lease, then this Lease shall be automatically terminated without any further act of either party hereto, ind both parties hereto shall be released from all obligations hereunder.

BASE RENT
---------

     4.01 Tenant covenants and agrees to timely pay without notice, deduction, set-off or abatement to the Landlord at DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, A/R DEPARTMENT, DENVER, COLORADO 80256-0165, Or Such other address as Landlord may notify Tenant of in writing yearly and every year during the Term hereof, the annual base rent (based on the Total Rentable Area as set forth on the Office Lease Facing Page), in lawful money of the United States, payable in monthly installments set forth on the Office Lease Facing Page, attached hereto, each month, in advance on the first day of each month during the Term hereof. If the Term hereof, commences on any day other than the first day of the month, base rent for the fractions of a month at the commencement of the Term shall be adjusted pro rata on a per diem basis using a thirty (30) day month.

COMMENCEMENT AND CONDUCT OF BUSINESS
------------------------------------

     5.01 Tenant shall commence its business in the Leased Premises on the Commencement Date and thereafter shall operate its business in the entire Leased Premises in a reputable manner and in compliance with the provisions of this Lease and file requirements of all applicable governmental laws and regulations during the Term hereof, provided that nothing in this section shall require the Tenant to carry on business during any period prohibited by any law or ordinance regulating or limiting the hours during which such business may be carried on.

QUIET ENJOYMENT
---------------

     6.01 Landlord agrees to warrant and defend Tenant in the quiet enjoyment and possession of the Leased Premises during the term of this Lease.

SERVICES
--------

     7.01 Climate Control.  Subject to any applicable law, rule, or governmental
          ---------------
order or regulation, Landlord shall provide climate control to file Leased Premises during Normal Business Hours to maintain a temperature adequate for comfortable occupancy, except during the making of repairs, alterations or improvements, provided that the recommendations of Landlord's engineer regarding occupancy and use of the Leased Premises are complied with by Tenant, and provided that the Landlord shall have no responsibility or liability for failure to supply climate control service when stopped as aforesaid or when prevented from doing so by strikes or any cause beyond the Landlord's reasonable control, including failure of any utility company to provide the Building with appropriate utility service. The Tenant acknowledges that the Landlord has installed in the Building a system for the purpose of climate control, which system is designed to beat and cool during normal occupancy of the Leased Premises as general offices on the basis of the recommendation of Landlord's engineer regarding occupancy and use of the Leased Premises and based upon the window shading (which shading shall, unless otherwise consented to by Landlord, be uniform in the Building) being fully closed in those offices having exterior windows exposed to the sun and without regard to the Tenant's specific use thereof or the installation of any computers or data processing equipment. Any use of the Leased Premises not in accordance with the design standards or arrangement of partitioning which interferes with the normal operation of such system may require changes or alterations in the system or ducts through which the same operates. Any changes or alterations so occasioned, if such changes can be accommodated by the Landlord's equipment, shall be made by the Tenant at its cost and expense but only with the prior written consent of the Landlord, first had and obtained, and in accordance with drawings and specifications and by a contractor first approved in writing by the Landlord, at Tenant's cost and expense. If Tenant shall install, or cause to have installed partitions, equipment or fixtures after the Premises have been balanced originally and such installation necessitates the re-balancing of the climate control equipment in the Leased Premises, the same will he performed by the Landlord at the Tenant's expense as additional rental payable on demand. The Tenant acknowledges that one (1) year may be required after the Tenant has fully occupied the Leased Premises in order to adjust and balance the climate control systems.

     7.02 Elevator Service:
          ----------------

          (a) Subject to the Rules and Regulations referred to in Section 13.01, the Landlord shall furnish to the Building in which the Leased Premises are located, except when repairs are being made, elevator service during Normal Business Hours, provided that the Tenant, its employees and all other persons using the same shall do so at their own risk.

          (b) There shall he no liability on the Landlord for my claim in respect of any failure by the Landlord to provide elevator service during any power failure or other cause beyond the control of the Landlord or by reason of the carrying out of any repairs, maintenance, or replacement of elevators, nor shall there be, as a result of the foregoing, any repayment of or reduction or abatement in the rent reserved hereby,

     7.03 Janitorial Services:  The Landlord shall cause, when reasonably
          -------------------
necessary from time to time, the floors to be swept or vacuumed and windows to be cleaned and the desks, tables and other furniture of the Tenant to be dusted and trash removed (waste baskets) all in keeping with a first class office building, provided, however, that Landlord shall not be responsible for any let of omission or commission on the part of the person or persons employed to perform such work; such work shall be done at the Landlord's direction without interference by the Tenant, its servants or employees.

     7.04 Water and Electricity: Subject to any law, rule or governmental order
          ---------------------
or regulation, the Landlord shall make available domestic water and, if available, at Landlord's discretion, condenser water, in reasonable quantity and cause electric current to be supplied for lighting the Leased Premises and public walls and for the operation of office equipment, subject to the provisions of paragraphs 9 and 10 hereof. If the Tenant's equipment requires, utilities in excess of normal quantities, any facilities to supply excess quantities may be provided by the Landlord at the sole expense of the Tenant subject to the following conditions:

          (a) the Landlord's electrical engineer or other consultants shall determine that such excess facilities are required by the Tenant's equipment;

          (b) it is within the capabilities of the Landlord and the existing structure to provide such excess utilities;

          (c) the Landlord shall have the right of refusal to supply in the event that the supplying of additional facilities shall in any way affect the operation of, the aesthetics of or structure of the Building, or in any way reduce the efficiency of existing electricity, water or other utility supplied to the Building as a part of the whole thereof;

          (d) the supplying of additional facilities in order to make the required utilities available to the Tenant shall be subject to compliance with all provisions of law including, without limitation, federal legislative enactments, ordinances and other governmental or municipal regulations which shall in any way relate to the work necessary to be undertaken to make said utilities available; and

          (e) the Tenant shall pay to the Landlord, as additional rental from time to time upon demand, a charge as determined by the Landlord's engineer for the supply of condenser water to the Leased Premises.

     7.05 Interruption of Service: Tenant agrees that Landlord shall not be
          -----------------------
liable for failure to supply any such heating, air conditioning, elevator or janitor services or electric current during any period when Landlord uses reasonable diligence to supply such services or current. It is understood that Landlord reserves the right to temporarily discontinue such services, or any of them, or such current at such time as may be necessary by reason of accident, unavailability of employees, repairs, alterations or improvements or whenever by reason of strikes, lockouts, riots, acts of God or any other happening beyond the control of Landlord. Landlord shall not be liable for damages to persons or property for any such discontinuance, nor shall such discontinuance in any way be construed as eviction of or cause will abatement of rent or operate to release Tenant from any of the Tenant's obligations hereunder. Landlord's obligation to furnish services or current shall be conditioned upon the availability of adequate energy sources from the public utility companies then servicing the downtown area of the City and County of Denver. Landlord shall have the right to reduce heating, cooling or lighting within the Leased Premises and in the public areas in the Building as required by any mandatory or voluntary fuel or energy program. Landlord shall have the right to enter upon the Leased Premises at all reasonable times in order to make such repairs, alterations or adjustments as shall be necessary in order to comply with the provisions of any mandatory or voluntary fuel or energy saving allocation or similar statute, regulation or program.

     7.06 Telephone Service Paid by Tenant: Tenant shall separately arrange with
          --------------------------------
the applicable local public authorities or utilities, as the case may be, for the furnishing of, and payment for all telephone services as may be required by Tenant in the use of the Premises. Tenant shall directly pay for such telephone services, including the establishment and connection thereof, at the rates charged for such services by said authority or utility and the failure of Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease.

BUSINESS TAXES, ETC.
--------------------

     8.01 Tenant shall fully and timely pay all business and other taxes, charges, rates, duties, assessments and license fees levied, rates imposed, charged or assessed against or in respect of the Tenant's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furniture and facilities of the Tenant or the business or income of the Tenant on and from the Leased Premises, if any, as and when the same shall become due, and to indemnify and hold Landlord harmless from and against all payment of such taxes, charges, rates, duties, assessments and license fees and against all loss, costs, charges and expenses occasioned by or arising from any and all such taxes, rates, duties, assessments and license fees.

     8.02 Tenant shall promptly deliver to Landlord for inspection at Landlord's option, upon written request of the Landlord, receipts for payment of all taxes, charges, rates, duties, assessments and licenses in respect of all equipment and facilities of the Tenant on or in the Leased Premises which were due and payable up to one (1) year prior to such request, and in my event to furnish to the Landlord, if requested by the Landlord, evidence, satisfactory to the Landlord of any such payments.

METERS
------

     9.01 Tenant shall pay as additional rental, on demand, the cost of any metering which may be requested by the Tenant to be installed by the Landlord in the Building for the purpose of determining any utility (including electricity and water) consumed in the Leased Premises or any metering which may be required by the Landlord to measure any excess usage of electricity, water or other utility or energy.

USE OF ELECTRICITY
------------------

     10.01 Tenant's use of electricity in the Leased Premises shall be for the operation of building standard lighting, electrical fixtures, typewriters and other office machines and lamps and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Leased Premises.

     10.02 In order to ensure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electrical services, the Tenant shall not, without the Landlord's prior written consent in each instance, connect any additional fixtures, appliances or equipment (other than normal office electrical fixtures, lamps, typewriters, and similar office machines) to the Building's electrical distribution system or make any alterations or additions to the electrical system of the Leased Premises existing at the commencement of the Term. If the Landlord grants such consent, the cost of all additional risers and other equipment required therefor shall be paid as additional rent by the Tenant to the Landlord upon demand. Furthermore, Tenant shall, at Landlord's option, pay on demand as additional rent to Landlord, the cost of any electric current or other energy for the operation of heavy accounting equipment, copy equipment, computer equipment or other equipment requiring more than is necessary for normal business office use as determined by the Landlord. Landlord acknowledges that Tenant's electrical usage as provided for on the attached Exhibit E is considered normal business office use and will
                    ---------
not give rise to any additional electrical charges.

TENANT REPAIR
-------------

     11.01 If the Building, the elevators, boilers, engines, pipes and other apparatus, or members or elements of the Building (or any of them) used for the purpose of climate control of the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside wills of the Building or parking facilities of Landlord become damaged or are destroyed through the negligence, carelessness or misuse of the Tenant, its servant, agents, employees or anyone permitted by him to be in the Building, or through him or them, then the cost of the necessary repairs, replacements or alterations shall be borne by the Tenant who shall forthwith pay the same on demand to the Landlord as additional rental.

     11.02 Tenant shall keep the Leased Premises in as good order, condition and repair as when they were entered upon, loss of fire (unless caused by the negligence of Tenant, its agents, employees or invitees), unavoidable accident or ordinary wear and tear excepted. If Tenant fails, to keep the Leased Premises in such good order, condition and repair as required hereunder to the satisfaction of Landlord, Landlord may restore the Leased Premises to such good order and condition and make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's property or business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord, as additional rental, upon demand, the cost of restoring the Leased Premises to such good order and condition and of the making of such repairs.

     11.03 Tenant shall deliver, at the expiration of the Term hereof or sooner upon termination of the Term, the Leased Premises in good repair as aforesaid and in a state of broom cleanliness. In the event Tenant fails to vacate the Premises on a timely basis as required, Tenant shall be responsible to Landlord for all costs incurred by Landlord as a result of such failure, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Leased Premises.

     11.04 Tenant shall leave the Leased Premises at the end of each Business Day in a reasonably tidy condition for the purpose of allowing the performance of the Landlord's cleaning services hereinabove described.

ASSIGNMENT, SUBLETTING, PARTING WITH POSSESSION
-----------------------------------------------

     12.01 Tenant shall not permit any part of the Leased premises to be used or occupied by any persons other than the Tenant, any subtenants permitted under Section 12.02 and the employees of the Tenant and any such permitted subtenant, or permit any part of the Leased Premises to be used or occupied by any licensee or concessionaire, or permit any person to be upon the Leased Premises other than the Tenant, such permitted subtenants, and their respective employees, customers and others having lawful business with them.

     12.02 Tenant shall not assign or sublet nor part with the possession of all or part of the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, such consent to any assignment or subletting shall not relieve the Tenant from its obligations for the payment of all rental due hereunder and for the full and faithful observance and performance of the covenants, terms and conditions herein contained. Landlord shall be entitled to withhold consent to a proposed assignment arbitrarily if Landlord exercises the right hereinafter set out in
Section 12.03. The sale of 50 percent or more of the stock of Tenant, if Tenant is a corporation, shall constitute an assignment of the Lease for purposes of this paragraph; provided, however that the sale of any stock of Tenant by Women's Bank Holding Co. to an affiliate or subsidiary of Women's Bank Holding Co. shall not constitute an assignment of the Lease for purposes of this paragraph. Tenant acknowledges that it has represented to Landlord that 81% of all the issued and outstanding stock of Tenant is owned by. Consent of the Landlord to an assignment or subletting shall not in any way be construed to relieve the Tenant from obtaining the consent of the Landlord to any further assignment or subletting.

     12.03 If Tenant requests Landlord's consent to an assignment of this Lease or to a subletting of the whole or nay part of the Leased Premises, Tenant shall submit to Landlord the name of the proposed assignee or subtenant and such information as to the nature of its business and its financial responsibility and standing as Landlord may reasonably require, and the effective date of the proposed assignment. Upon receipt of such request and information from Tenant, Landlord shall have the right exercisable by notice in writing within fourteen (14) days after such receipt to cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Leased Premises or, if the request is to assign or sublet a portion of the Leased Premises to cancel and terminate the Lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such right, which shall be neither less than sixty (60) nor more than one hundred and twenty (120) days following the giving of such notice; provided, however, that Landlord shall not have the right to cancel and terminate the Lease in whole or in part if: (a) Tenant withdraws its request to assign or sublet in writing within three (3) business days after Tenant receives Landlord's notice of exercise of such right, or (b) the request concerns the sublet of a portion of the Leased Premises which is not bordered by a wall demising the Leased Premises from some other. If Landlord shall exercise such right Tenant shall surrender possession of the entire Leased Premises or the portion which is the subject of the right, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Leased Premises at the expiration of the Term. If this Lease shall be canceled as to a portion of the Leased Premises only, the base rent payable by the Tenant under this Lease shall be abated proportionately.

     12.04 If the Tenant is a corporation or if this Lease with the consent of the Landlord as aforesaid is assigned to a corporation, and if any time during the Term hereof, any part or all of its corporate shares or voting rights of shareholders shall be transferred by sale, assignment, bequest, inheritance trust, operation of law or other disposition, or shares be issued so as to result in a change in the control of said corporation by reason of ownership of greater than fifty percent (50%) of the voting shares of the corporation or otherwise, then and so often as such a change of control shall occur, the Tenant shall notify the Landlord in writing of such changes and the Landlord shall have the right to terminate this Lease and the Term, at any time after such change of control by termination. The Tenant shall, upon request of the Landlord, make available to the Landlord for inspection or copying or both, all books and records of the Tenant which, alone or with other data, show the applicability or inapplicability of this Section 12.04. If any shareholder of the Tenant shall, upon request of the Landlord fail or refuse to furnish to the Landlord any data verified by the affidavit of such shareholder or other credible person, which data, alone or with other data, show the applicability of Section 12.04, then the Landlord may terminate this Lease on sixty (60) day's notice as aforesaid. This Section 12.04 shall not apply to the Tenant if on and from the date of this Lease the control of the Tenant is represented by shares listed on a national stock exchange or the NASDAQ Quotation System.

     12.05 Contemporaneously with any request or proposal by tenant to sublet or assign any part of this Lease, Tenant shall pay all costs, including reasonable attorneys' fees, incurred by Landlord or anticipated to be incurred by Landlord, in connection with Landlord's investigation of any financial or other information of the proposed assignee or subtenant. Landlord may require that all or a portion of the costs or anticipated costs be paid in advance by Tenant. The payment of such costs shall not obligate Landlord in any way to consent to any proposed assignment or subletting nor shall the amount of costs paid by Tenant be applied or used as a set-off to any amounts due or to become due by Tenant to Landlord.

     12.06 Notwithstanding any provision contained in this paragraph 12 to the contrary, Tenant shall be permitted to sublet one office located within the Leased Premises with a rentable area not to exceed 300 square feet, to an affiliate or subsidiary of the Tenant without Landlord's consent, provided that Tenant notifies Landlord in writing of such sublet prior to the commencement date of the sublet. Such notification of the sublet shall include the name of the sublessee together with a description of the relationship of Tenant and sublessee in detail reasonably acceptable to Landlord.

RULES AND REGULATIONS
---------------------

     13.01 Tenant and employees and all persons visiting or doing business with the Tenant in the Leased Premises shall be bound by and shall observe the reasonable Rules and Regulations promulgated from time to time by the Landlord relating to the Building or the Leased Premises of which notice in writing shall be given to the Tenant and all such rules and regulations shall be deemed to be incorporate into and be a part of this Lease. Any default in the performance or observance of such rules and regulations shall be a default hereunder and Landlord shall have all remedies provided for in this Lease in the event of default by Tenant. Landlord, however, shall not be responsible to Tenant for nonobservance by any other tenant or person of such rules or regulations.

USE OF LEASED PREMISES
----------------------

     14.01 Except as expressly permitted by prior written consent of the Landlord, the Leased Premises shall not be used other than for general business office purposes. All use of the premises shall comply with the terms of this Lease and all applicable laws, ordinances, regulations or other governmental ordinances from time to time in existence, including but not limited to the Skyline Urban Renewal Plan and the deed restriction imposed thereunder by the Denver Urban Renewal Authority. Landlord represents to Tenant that the provisions of the Skyline Urban Renewal Plan and the deed restrictions imposed thereunder by the Denver Urban Renewal Authority do not forbid or prohibit the operation of a business equipment leasing business from the Leased Premises.

TENANT'S INSURANCE
------------------

     15.01 (a) Tenant shall, during its occupancy of the Leased Premises and during the entire term hereof, at its sole cost and expense, obtain, maintain and keep in full force and effect, and with the Tenant, the Landlord and the mortgagees of the Landlord named as beneficiaries therein as their respective interests may appear, the following types and kinds of insurance:

          (i) "All Risk" or "Special Coverage Form" insurance upon property of every description and kind owned by the Tenant and located in the Building or for which the Tenant, is legally liable or installed by or on behalf of the Tenant after occupancy by Tenant and which was not required by Landlord, including, without limitation, furniture, fittings, installations, alterations, additions, partitions, fixtures, and in the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of the Landlord or the mortgagees of the Landlord shall be conclusive.

          (ii) Public Liability coverage with respect to the Leased Premises and Tenant's use of any part of the building which coverage shall include the business operations conducted by the Tenant and any other persons on the Leased Premises. Insurance shall be a Comprehensive-General Liability form (including Contractual Liability) in an amount not less than $500,000.00 per person and $1,000,000.00 per occurrence whether involving personal injury liability (or death resulting therefrom), or property damage liability, or a combination thereof with a minimum aggregate limit of $1,000,000.00 or such higher limits as the Landlord may reasonably require from time to time.

          (iii) Any other form or forms of insurance as the Tenant or the Landlord or the mortgagees of the Landlord may reasonable require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

          (iv) Business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access for the Leased Premises or to the Building as a result of such perils.

          (v) If Tenant performs any work on the Leased Premises, prior to the commencement of any such work, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Colorado, evidencing that workmen's compensation and public liability insurance and property damage insurance, all in the amounts satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work.

          (b) All property damage policies written on behalf of the Tenant shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is, in law, responsible whether any such damage is caused by the act, omission or fault of the Landlord or by those for whom the Landlord is, in law, responsible.

          (c) All policies shall be taken out with insurers acceptable to the Landlord and in form satisfactory From time to time to the Landlord. All policies shall name Landlord as an additional insured. The Tenant agrees that certificates of insurance, or, if required by the Landlord or the mortgagees of the Landlord, certified copies of each such insurance policies will be delivered to the Landlord as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after Tenant takes possession of all or any part of the Leased Premises. All policies shall contain an undertaking by the insurers to notify the Landlord and the mortgagees of the Landlord in writing not less than thirty (30) (lays prior to any material change, cancellation or other termination thereof.

          (d) The Tenant covenants and agrees that in the event of damage or destruction to the leasehold improvements in the Leased Premises covered by insurance required to be taken out by the Tenant pursuant to Section 15.01
(a)(i). In the event of damage to or destruction of the Building entitling the Landlord to terminate this Lease pursuant to Section 31.02 hereof, then, if the Leased Premises have not been damaged, the Tenant will deliver to the Landlord, in accordance with the provisions of this Lease, the leasehold improvements and the Leased Premises.

CANCELLATION OF INSURANCE
-------------------------

     16.01 If any insurance policy upon the Building or any part thereof shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced or the premium therefore increased, in any way by reason of the use or occupation of the Leased Premises or any part thereof by the Tenant or by any assignee or subtenant of the Tenant or by anyone permitted by the Tenant to be upon the Leased Premises and, if the Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation, reduction of coverage, or increase in premium within forty-eight (48) hours after notice, the Landlord may, at its option, enter upon the Leased Premises and attempt to remedy such condition or demand payment of the amount of increased premium by Tenant and the Tenant shall forthwith pay the cost thereof to the Landlord as additional rent. The Landlord shall not be liable for any damage or injury caused to any property of the Tenant or of other located on the Leased Premises as a result of such entry. In the event that the Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in the Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Section 16.01, if Tenant fails to remedy is aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to attempt to remedy.

OBSERVANCE OF LAW
-----------------

     17.01 Tenant shall comply with all provisions of law, including, without limitation, Federal, state, county and city laws, ordinances and regulations and any other governmental, quasi-government or municipal regulations which relate to the partitioning, equipment operation, alteration, occupancy and use of the Leased Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. Moreover, the Tenant shall comply with all police, fire, and sanitary regulations imposed by any federal, state, County or municipal authorities, or made by insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Leased Premises. Notwithstanding the foregoing, it shall be the Landlord's responsibility to comply with federal, state, county and city legislative enactments, building codes and any other governmental or municipal which relate to the Building insofar as they may require changes of a structural nature in the Building, provided, nevertheless, that such changes shall be the responsibility of the Tenant if there are changes required to be made in the Tenant's improvements or partitioning whether such changes are required by reason of the nature of the use or improvements contemplated or made by the Tenant.

WASTE AND NUISANCE
------------------

     18.01 Tenant shall not commit, suffer or permit any waste or damage or disfiguration or injury to the Leased Premises or common areas in the Building or the fixtures and equipment located therein or thereon, or permit or suffer any overloading of the floors thereof and shall not place therein any safe, heavy business machinery, computers, data processing machines, or other heavy items without first obtaining the consent in writing of the Landlord and, if requested, by Landlord's superintending architect, and not use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business, and shall not cause or permit any nuisance, noise or action in, at or on the Leased Premises.

ENTRY BY LANDLORD
-----------------

     19.01 Tenant agrees to and shall permit the Landlord, its servants or agents to enter upon the Leased Premises with notice and knowledge of Tenant except in the event of an emergency, at any time making repairs, alterations or improvements to the Leased Premises or to the Building, or for the purpose of having access to the underfloor or ceiling, ducts, if any, or to the access panels to mechanical shafts (which the Tenant agrees not to obstruct), and the Tenant shall not be entitled to compensation For any inconvenience, nuisance or discomfort occasioned thereby. The Landlord, or its servants or agents may at any time and from time to time enter upon the Leased Premises to remove any article or remedy any condition which in the opinion of the Landlord, reasonably arrived at, would be likely to lead to cancellation of any policy of insurance hereof, and such entry by the Landlord shall not he deemed to be re-entry under
Section 36.01 (b) hereof. The Landlord shall have the right to enter the Leased Premises in order to check, calibrate, adjust and balance controls and other parts of the heating, ventilation and climate control system it any time. The Landlord shall attempt to proceed hereunder in such manner as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

INDEMNIFICATION OF LANDLORD
---------------------------

     20.01 Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of rentals payable by the Tenant or other tenants in the event of loss either directly or indirectly caused by commission or omission of Tenant), claims, actions, damages, liability and expenses in connection with loss of life, personal injury and damage to property arising from any occurrence in, upon or at the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, or contractors, employees, servants, licensees, or concessionaires or invitees. In case the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by the Landlord in connection with such litigation. In the event of any litigation between Landlord and Tenant the prevailing party shall be entitled to reasonable court costs and attorneys' fees.

     20.02 Unless caused by the negligence of Landlord, Tenant shall neither hold nor attempt to hold Landlord liable for any injury or damage, either proximate or remote, occurring through or caused by any repairs, alteration, injury or accident to the Leased Premises, to adjacent premises or other parts of the Building not herein demised, or for any injury or damage occasioned by gas, smoke, rain, snow, wind, ice, hail, lightning, earthquake, war, civil disorder, strike, defective electrical wiring, or the breaking or stoppage of the plumbing or sewage upon or in the Building or adjacent premises whether said breaking or stoppage results from freezing or otherwise.

EXHIBITING PREMISES
-------------------

     21.01 Tenant shall permit the Landlord or its agents to exhibit and show the Leased Premises to prospective tenants during normal Business Hours of the last six (6) months of the Term or any renewal thereof or earlier in the event Tenant notifies Landlord Tenant does not intend to.

     22.01     Tenants: Tenant shall not make install or erect in or to the
               -------
Leased Premises any installations, alterations, additions or partitions without submitting the drawings and specifications to the Landlord and obtaining the Landlord's prior written consent in each instance. Furthermore, the Tenant shall obtain the Landlord's prior written consent to any change or changes in such drawings or specifications Submitted as aforesaid, subject to the payment of the cost to the Landlord of having its architects review such plans and changes thereto prior to proceeding with any work based on such drawings or specifications. All such work shall be performed free and clear of all mechanic's liens and Landlord shall have no liability for the performance of such work, notwithstanding its consent to any plans and specifications.
Provided nevertheless that the Landlord may, at its option, at Tenant's expense, require that the Landlord's contractors be engaged for any mechanical, electrical or structural work or other leasehold improvement. Without limiting the generality of the foregoing any work performed by or for the Tenant shall be performed by competent workmen whose labor union affiliations are not incompatible with those of any workmen who may be employed in the Building by the Landlord, its contractors or Subcontractors. The Tenant shall submit to the Landlord's supervision over construction, shall provide Landlord upon request with financial assurances prior to the commencement of alterations, and promptly pay to the Landlord's or the Tenant's subcontractors, as the case may be, when due, the cost of all such work and of all materials, labor and services involved therein and of all decoration and all changes in the Building, its equipment or services, necessitated thereby. The Tenant covenants that the Tenant will not stiffer or permit during the Term hereof any mechanics' or other liens for work, labor, services or materials ordered by the Tenant or for the cost of which the Tenant may be in any way obligated, to attach to the Leased Premises or to the Building and that whenever and so often as any such liens shall attach or claims therefor shall be filed, the Tenant shall, within twenty (20) days after the Tenant has notice of the claim for lien, procure the discharge thereof by payment or by giving security or in such other manner as is or may be required or permitted by law or which shall otherwise satisfy Landlord. The Tenant shall, at its own cost and expense, take out or cause to be taken out any additional insurance or bonds reasonably required by the Landlord to protect the Landlord's and the Tenant's interest during the period of alteration.

     22.02 At least five (5) days prior to the commencement of any work permitted to be done by persons requested by the Tenant on the Leased Premises, the Tenant shall notify the Landlord of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work so that the Landlord may avail itself of the provisions of statutes such as Section 38-22-105(2) of the Colorado Revised Statutes (1973). During any such work on the Leased Premises, the Landlord, or its representatives, shall have the right to go upon and inspect the Leased Premises at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by Section 38-22-105(2) C.R.S. (1973) or to take any further action which the Landlord may deem to be proper for the protection of the Landlord's interest in the Leased Premises.

     22.03 Landlord hereby reserves the right at any time and from time to time to make changes in, additions to, subtractions from or rearrangements of the Building, including, without limitation, all improvements at any time thereof, all entrances and exits thereto, and to grant, modify and terminate easements or other agreements pertaining to the use and maintenance of all or parts of the Building, including, but not limited to, the entrance foyer and lobby, the garden court on the third floor of the Building, or elsewhere and the common corridors and to make changes, or additions to the pipes, conduits, ducts, utilities and other necessary building services in the Leased Premises which serve other portions of the Building, provided that prior to the Commencement Date, the Landlord may alter the Leased Premises to the extent found necessary by the Landlord to accommodate changes in construction design or facilities including major alterations but provided always that the Leased Premises, as altered, shall be in material aspects comparable to the Leased Premises is defined herein.

GLASS
-----

     23.01 Landlord shall pay on demand the cost of replacement with as good quality and size of any glass broken on the Leased Premises, including outside windows and doors of the perimeter of the Leased Premises (including perimeter windows in the exterior walls) during the continuance of this Lease, unless the glass shall be broken by the Tenant, its servants, employees or agents acting on its behalf, in which event Tenant shall pay on demand the cost of replacement.

SIGNS AND ADVERTISING
---------------------

     24.01 Tenant shall not install, paint, display, inscribe, place or affix any sign, picture, advertisements, notice, lettering or direction on any part of the outside of the Building or in the interior of the Leased Premises; provided the same are not visible from the outside of the Building or other portion of the Building. The Landlord will prescribe a uniform pattern of identification signs for tenants to be placed on the outside of the doors leading into the Leased Premises and other than such identification signs, Tenant shall not install, paint, display, inscribe, place or affix, or otherwise attach, any sign, picture, advertisement, notice, lettering or direction on the outside of the Leased Premises for exterior view without the written consent of the Landlord. Tenant shall have the right to install or erect an interior sign bearing Tenant's name.

NAME OF BUILDING
----------------

     25.01 Tenant shall not refer to the Building by other than that designated from time to time by the Landlord, nor to use such name for any purpose other than that of the business address of Tenant provided that the Tenant may use the street address of the Building assigned to it by the Landlord instead of the name of the Building.

SUBORDINATION AND ATTORNMENT
----------------------------

     26.01 This Lease is subject to and subordinate to all mortgages (including any deed of trust and mortgage securing bonds and all indentures supplemental thereto) whether now in existence or subsequently placed on the Real Property and to all underlying, superior, ground or land leases which may now or hereafter encumber the Real Property of which the Leased Premises are a part, and to all or any declaration of covenants regarding maintenance or use of any areas contained in any portion of the Building , and all advances, renewals, modifications, consolidations, replacements and extensions thereof of such mortgages and leases and declaration of covenants which may now or hereafter affect the Leased Premises or any part thereof. This clause shall be self-operative and no further instrument of subordination shall be required in order for the same to be effective. Notwithstanding the foregoing, Tenant hereby appoints the Landlord, the agent, or attorney of the Tenant coupled with an interest for the purpose of executing any acknowledgment or agreement required by any mortgagee or lender of Landlord. Tenant, hereby attorns to all successor owners of the Building, whether or not such ownership is acquired or a result of a sale, through foreclosure of a deed of trust or mortgage or otherwise. If any holder of a mortgage or deed of trust shall elect to have this Lease superior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, (his Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or the date of recording thereof.

ACCEPTANCE OF PREMISES
----------------------

     27.01 Tenant acknowledges that it will examine the Leased Premises before taking possession hereunder and agrees that unless Tenant furnishes Landlord with a notice in writing specifying any defect in the construction of the Leased Premises or otherwise, within ten (10) days after such taking of possession, that Tenant shall be conclusively deemed to have examined the Leased Premises and that the same were ill good order and such taking of possession without giving the notice aforesaid within such tell (10) days shall be conclusive evidence as against the Tenant that at the time thereof the Leased Premises were in good order and satisfactory condition, subject to latent defects, it' any, and shall lie acknowledgment of satisfactory completion of any fix-up or remodeling, as the case may be which Landlord has agreed to perform.

     27.02 Tenant agrees that there is no promise, representation or undertaking by or binding upon the Landlord with respect to any alteration, remodeling or redecorating of or installation of equipment or fixtures ill the Leased Premises, except such, if any, as are expressly set forth in this Lease.

ESTOPPEL CERTIFICATES
---------------------

     28.01 Tenant agrees that it shall at any time and from time to time upon not less than ten (10) days' prior notice, execute and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the modifications and that the same is ill full force and effect as modified), the amount of the annual rental then being paid hereunder, the dates to which the same, by installment or otherwise, and other charges hereunder have been paid, and whether or not there is any existing default on the part of the Landlord of which the Tenant has knowledge and such other information reasonably required by Landlord, its mortgagees and the City and County of Denver.

FIXTURES
--------

     29.01 Any or all installations, alterations, additions, partitions and fixtures other than Tenant's trade fixtures in or upon the Leased Premises, whether placed there by the Tenant or the Landlord, shall, immediately upon such placement, become the property of the Landlord without compensation therefor to the Tenant. Notwithstanding anything herein contained, the Landlord shall be under no obligation to repair, maintain or insure such installations, alterations, additions, partitions or fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of the Tenant. The Landlord may elect at the time of Tenant's request as a condition for Landlord's approval that any or all installations made or installed by or on behalf of the Tenant subsequent to the initial installation and improvements done by Landlord on behalf of Tenant be removed at the end of the Lease Term and it shall be the Tenant's obligation to restore the Leased Premises to the conditions they were in previous to such alterations, installations, participations and fixtures. Such removal and restoration shall be at the sole expense of the Tenant.

LANDLORD'S INSURANCE
--------------------

     30.01 The Landlord covenants and agrees that throughout the Term it will insure the Building (excluding foundations and excavations) and the machinery, boilers and equipment contained therein owned by the Landlord (excluding any property with respect to which the Tenant is obliged to insure pursuant to the provisions of Section 15.01 hereof) against damage by fire and extended perils coverage in such reasonable amounts as would be carried by a prudent owner of a similar property in the same locale. The Landlord will also, throughout the Term, carry public liability and property damage insurance with respect to the operation of the Building in reasonable amounts as would be carried by a prudent owner of a similar property in the same locale. The Landlord may, but shall not be obliged to, take out and carry any other form or forms of insurance as it or the mortgagees of the Landlord may reasonably determine advisable. Notwithstanding any contribution by the Tenant to the cost of insurance premiums, as provided herein, the Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by the Landlord and that such insurance will be for the sole benefit of Landlord with no coverage for Tenant for any risk insured against.

     All property damage policies written on behalf of file Landlord shall contain a waiver of any subrogation rights which the Landlord's insurers may have against the Tenant and against those for whom the Tenant is, in law, responsible whether any such damage is caused by the act, omission or fault of the Tenant or by those for whom the Tenant is, in law, responsible.

FIRES - ETC.
------------

     31.01 In the event of damage to the Leased Premises by fire, or other casualty, or damage resulting from structural defect, or damage by other casualty against which the Landlord is insured, and which is not caused by the negligence of Tenant, rent shall abate in the proportion that the unusable portion of the Leased Premises as determined by landlord is of the Total Rentable Area of the Leased Premises until the Leased Premises are rebuilt; and the Landlord agrees that it will with reasonable diligence repair such damage under the terms hereof, unless this Lease is terminated as hereinafter provided in Sections 31.02 and 31.03.

     31.02 If the Leased Premises are damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of the Landlord, the Leased Premises cannot be rebuilt or made fit for the purposes of the Tenant within ninety (90) days of the damage or destruction, the Landlord or Tenant instead of rebuilding or making the Leased Premises fit for the Tenant, may at their option, terminate this Lease by giving to the other party, within thirty (30) days after such damage or destruction, notice of termination, and thereupon, rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord. Provided, however, that those provisions of this Lease which are designated to cover matters of termination and thereafter shall survive the termination hereof.

     31.03 Irrespective of whether the Leased Premises are damaged or destroyed, in the event that fifty percent (50%) or more of the Total Rentable Area in the Building is damaged or destroyed or made unusable by any cause whatsoever, and if, in the reasonable opinion of the Landlord the said Total Rentable Area cannot be rebuilt or made fit for the purpose of the tenants of such space within one hundred and eighty (180) days after the damage or destruction, the Landlord may, at its option, terminate this Lease by giving to the Tenant within thirty (30) days after such damage notice of termination requiring it to vacate the Leased Premises sixty (60) days after delivery of the notice of termination and thereupon, rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date on which possession is relinquished and the Tenant shall deliver up possession of the Leased Premises to the Landlord in accordance with such notice of termination.

     31.04 If the fire or other casualty causing damage to the Leased Premises or other parts of the Building shall have been caused by the negligence or misconduct of Tenant, its agents, servants, or employees, or by any other persons entering the Building under express or implied invitation of Tenant such damage shall be repaired by Landlord at the expense of Tenant, not to exceed however, the greater of the amount of Tenant's insurance coverage at the time of the casualty or the amount of insurance coverage the Tenant is required to maintain pursuant to the provisions of Section 15.01.

CONDEMNATION
------------

     32.01 If more than twenty percent (20%) of the Total Rentable Area of the Leased Premises shall be taken by eminent domain, or by conveyance in lieu thereof, and if such taking interferes substantially with the Tenant's use of the Leased Premises, then this Lease, at the option of either party evidenced by notice to the other given within thirty (30) days from the taking or conveyance, shall forthwith cease and terminate entirely. In the event of such termination of this Lease, then rental shall be due and payable to the actual date of such termination. If less than twenty percent (20%) of the Total Rentable Area of the Leased Premises shall be taken, or if more than twenty percent (20%) of the Leased Premises is taken and neither party terminates this Lease, this Lease shall cease and terminate as to that portion of the Leased Premises so taken as of the date of taking, and the rental thereafter payable under this Lease shall be abated pro rata from the date of such taking in an amount by which that portion of the Total Rentable Area of the Leased Premises prior to such taking. If any part of the Building or Real Property shall be taken by eminent domain, or by conveyance in lieu thereof, and if such taking substantially interferes with the Landlord's ownership or use of the Building, the Landlord, at its option, may terminate this lease as of the date of such taking. In any event, the Landlord shall receive the entire award for the land and improvements taken by condemnation and the Tenant shall not he entitled to any portion thereof.

LOSS AND DAMAGE
---------------

     33.01     The Landlord shall not be liable or responsible in any way for:

               (a) any death or injury arising from or out of any occurrence in, upon or at the Building or for damage to property of the Tenant or others located on the Leased Premises, nor shall it be responsible in the event of damage to any property of the Tenant or others from any cause whatsoever, unless such damage, loss, injury or death results from the negligence of the Landlord, its agents, servants, or employees or others for whom it may be responsible. Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Leased Premises or from the pipes, appliances, or plumbing works, roof, street, or subsurface of any floor or ceiling or from any other place or because of dampness or climatic conditions from any other cause of whatsoever kind. The Landlord shall not be liable for any damage whatsoever caused by any other tenant or persons in the Building, or by an occupant of adjacent property thereto, or the public, or construction of any private, public or quasi-public work. All property of the Tenant kept or stored on the Leased Premises shall be kept or stored at the risk of the Tenant only and the Tenant shall indemnify the Landlord in the event of any claims arising out of damages to the same, including any subrogation claim by the Tenant's insurers;

          (b) any act or omission (including theft, malfeasance or negligence) on the part of ,any agent, contractor or person from time to time employed by Landlord to perform janitor services or security services, or repairs or maintenance services, in or about the Leased Premises of the Building; or

          (c) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant.

DELAYS
------

     34.01 Whenever and to the extent that the Landlord shall be unable to fulfill, or shall be delayed or restricted in the fulfillment of any obligation hereunder in respect to the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labor required to enable it to fulfill such obligation or by reason of any statute, law or any regulation or order passed or made pursuant thereto, or by reason of the order or direction of any administrator, controller or board, or ally governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

DEFAULT
-------

     35.01 Upon the happening of any one or more of the following events, Landlord may give notice to Tenant stating that the Term of this Lease is terminated on a date and if such notice shall be given, the Term of this Lease shall terminate on the date so stated:

          (a) The failure of Tenant to timely and fully pay any installment of rent, or other charge or money obligation herein required to be paid by Tenant within five (5) days after payment thereof is due (for the first default of any such payment) the Landlord agrees to give written notice to the Tenant and permit the Tenant one (1) business to cure such default.

          (b) The failure of Tenant to perform anyone or more of its other covenants under this Lease within ten (10) days after written notice to Tenant specifying the covenant or covenants Tenant has not performed; provided, however, if such default is not reasonably capable of being cured within such ten (10) day period Tenant shall not be deemed to have committed an event of default if Tenant commences curing the default within said ten (10) day period and diligently pursues the same to completion within sixty (60) days after delivery of the written notice to Tenant.

          (c) The making by Tenant of an assignment for the benefit of its creditors.

          (d) The levying of a writ of execution or attachment on or against the property of Tenant if the same is not released or discharged within thirty (30) days thereafter.

          (e) The instituting of proceedings in a court of competent jurisdiction for the involuntary bankruptcy, arrangement, reorganization, liquidation or dissolution of Tenant under the Federal Bankruptcy Code (as now or hereafter in effect) or any state bankruptcy or insolvency act, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Tenant, and said proceedings are not dismissed, or any receiver, trustee, or liquidator appointed therein is not discharged within thirty (30) days after the institution of said proceedings.

          (f) The instituting of proceedings for the voluntary bankruptcy arrangement, reorganization, liquidation or dissolution of Tenant under the Federal Bankruptcy Code (as now or hereafter in effect) or any state bankruptcy or insolvency act or if Tenant shall otherwise take advantage of any state or federal bankruptcy or insolvency act as a bankrupt or insolvent.

          (g) The doing, or permitting to be done, by Tenant of any act which creates a mechanic's lien or claim therefor against the land or Building of which the Leased Premises are a part of the same is not released or otherwise provided for by indemnification satisfactory to Landlord within twenty (20) days thereafter.

          (h) The abandonment or vacating of the Leased Premises.

          (i) The failure to take possession of the Leased Premises on the term Commencement Date.

Notwithstanding any such termination, Tenant shall remain liable to Landlord as hereinafter provided in Article 36 of this Lease.

     35.02 No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenants, provisions or conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

REMEDIES OF LANDLORD
--------------------

     36.01 If an event of default set forth in Section 35.01 occurs, the Landlord shall have the following rights and remedies in addition to all other remedies, at law or in the equity, and none of the following, whether or not exercised by the Landlord, shall preclude the exercise of any other right or remedy whether herein set forth or existing at law or in equity:

          (a) Landlord shall have the right to terminate this Lease by giving the Tenant notice in writing, and upon the giving of such notice, this Lease and the Term hereof as well as all the right, title and interest of the Tenant under this Lease shall wholly cease and expire in the same manner and with the same force and effect on the date specified in such notice as if such date were the expiration date of the Term of this Lease, without the necessity of re-entry or any other act on the Landlord's part. Upon termination, the Tenant shall quit and surrender to Landlord the Leased Premises as set forth in Section 11.03. If this Lease is so terminated by the landlord the Landlord shall be entitled to recover from the Tenant as damages the worth at the time of such termination of the excess, if any, of the amount of rent reserved in this Lease for the balance of the term of this Lease (which shall be calculated on the then current rent under this Lease) in excess of the then reasonable rental value of the Premises for the same period plus all costs and expenses of Landlord caused by the Tenant's default.

          (b) Landlord may, without demand, or notice, re-enter and take possession of the Leased Premises or any part thereof, repossess the same and expel the Tenant and those claiming through or under the Tenant, and remove the effect of any and all such persons (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants. Should the Landlord elect to re-enter as provided in this Section 36.01 or should the Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, the Landlord may, from time to time, without terminating this Lease, relet the Leased Premises or any part thereof for such other conditions as the Landlord may deem advisable with the right to make alterations and repairs to the Leased Premises. No such re-entry or repossession of the Leased Premises by the Landlord shall be construed as an election on the Landlord's part to terminate this Lease unless a written notice of termination is given to the Tenant by the Landlord. No such re-entry or repossession of the Leased Premises shall relieve the Tenant of its liability and obligation under this Lease, all of which shall survive such re-entry or repossession. Upon the occurrence of such re-entry or repossession, the Landlord shall be entitled to damages in the amount of the monthly rent, and any other sums, which would be payable hereunder if such re-entry or repossession had not occurred, less the net proceeds, if any, of any reletting of the Leased Premises after deducting all the Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, alteration costs and expenses of preparation for such reletting, Tenant shall pay such liquidated damages to the Landlord on the days on which the rent or any other sums due hereunder would have been payable hereunder if possession had not bee retaken. In no event shall the Tenant be entitled to receive any excess, if any, of net rent collected by the Landlord as a result of such reletting over the sums payable by the Tenant to the Landlord hereunder.

     36.02 Subject to the first lien on all assets by Women's Bank and Colorado Business Bankshares, Inc., as additional security for the Tenant's performance of its obligations under this Lease, the Tenant hereby grants to the Landlord a security interest in and to all improvements, equipment and other personal property of Tenant, but not of Tenant's employees, situated on the Leased Premises as security for the payment of all rent and other sums due or to become due under this Lease. Tenant shall execute such documents as the Landlord may reasonably require to evidence the Landlord's security interest in such personal property. If the Tenant is in default under this Lease, such personal property shall not be removed from the Leased Premises (except to the extent such property is replaced with an item of equal or greater value) without the prior written consent of the Landlord. It is intended by the parties hereto that this instrument shall have the effect of a security agreement covering such personal property, and the Landlord, upon the occurrence of an event of default set forth in Section 35.01, may exercise any rights of a secured party under the Uniform Commercial Code of the State of Colorado including the right to take possession of such personal property (after ten (10) days' notice to those parties required by statute to be notified) to sell the same for the best price that can be obtained at public or private sale, and out of the money derived therefrom, pay the amount due the Landlord and all costs arising out of the execution of the provisions of this Section, paying the surplus, if any, to the Tenant. If such personal property, or any portion thereof, shall be offered at the public sale, the Landlord may become the purchaser thereof. In addition, all movable furniture and personal effects of Tenant not removed from the Leased Premises upon the vacation or abandonment thereof or upon the termination of this Lease or for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other power and without obligation to account therefor; and Tenant shall pay Landlord all expenses incurred in connection with the disposition of such property.

     36.03 If the Tenant shall default in making any payment required to be made by the Tenant (other than payments of rent) or shall default in performing any other obligations of the Tenant under this Lease, the Landlord may, but shall not be obligated to, make such payment or, on behalf of the Tenant, expend such sums as may be necessary to perform such obligations. All sums so expended by the Landlord, shall bear interest thereon at the rate of eighteen percent (18%) per year, and shall be repaid by the Tenant to the Landlord on demand. No such payment or expenditure by the Landlord shall be deemed a waiver of the Tenant's default nor shall it affect any other remedy of the Landlord by reason of such default.

     If any payment of rent or any other sum, or any part of any such payment, to be made by Tenant under the terms of this Lease shall become overdue for a period in excess of five days Tenant shall pay to Landlord (x) a "late charge" of$.05 for each dollar so overdue, for the purpose of defraying the expense incident to handling Such overdue or delinquent payment, and (y) interest on the overdue amount at the Lease Interest Rate (defined below) from the date when such payment was due until the date paid, but in no event more than the amount or rate which is the maximum amount or rate Landlord may lawfully charge in respect of Tenant in such circumstances under applicable law. The "Lease Interest Rate" shall mean the greater of 18% per annum, or such variable rate which is from time to time equal to 3% above the prime rate as stated by Colorado National Bank, Denver, Colorado or its successor, or, in the absence of there being a Successor to Colorado National Bank, by such other bank having an office in the City of Denver, as Landlord may from time to time select. Nothing herein shall be construed as waiving any rights of Landlord arising out of any default of Tenant by reason of Landlord's accepting any such late charge or interest; the right to collect a late charge and interest is separate and apart from any other rights or remedies of Landlord after default by Tenant.

     36.04 Nothing in this Lease contained shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization, or dissolution proceeding an amount equal to the maximum allowed by any Statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this Lease.

     36.05 Notwithstanding anything in this Article 36 or any other provision of this Lease to the contrary, this Lease shall not be terminated by service upon Tenant of a notice from Landlord demanding payment of rent or possession of the Premises following default by Tenant, or by any action of Tenant to vacate the Premises following receipt of such a notice, unless the notice served by Landlord includes a statement expressly terminating this Lease. Further, Landlord reserves the right to receive payment of all unaccrued rent for the balance of the Term originally contemplated under Section 2.01(i) of this Lease (and any extensions or renewals thereof which Tenant shall have become bound) following service of such a notice for payment of rent or possession, or a notice terminating this Lease for Tenant's default.

HOLDING OVER
------------

     37.01 If the Tenant shall continue to occupy and continue to pay rent for the Leased Premises after the expiration of this Lease without the written consent of the Landlord, and without any further written agreement, the Tenant shall be a tenant from month to month at a monthly base rent equal to one hundred fifty percent (150%) of the last full monthly base rent payment due hereunder, and subject to all of the additional rentals, terms and conditions herein set out except as to expiration of the Leased Term.

     37.02 No payments of money by Tenant to Landlord after the termination of this Lease, in any manner, or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or other final judgment granting Landlord possession of said premises, Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease, or otherwise exercise its rights and remedies hereunder. The payment of such Sums of money, whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or judgment theretofore obtained.

DIRECTORY BOARD
---------------

     38.01 The Tenant shall be entitled to have its name shown upon the Directory Board of the Building. The Landlord shall designate the style of such Directory Board, which shall be located in an area designated by the Landlord in the main lobby.

TRANSFER BY LANDLORD
--------------------

     39.01 In the event of a safe, lease or other transfer by the Landlord of the Building or a portion thereof containing the Leased Premises, the Landlord shall, without further written agreement, be freed, released and relieved of all liability or obligations under this Lease, subject to the provisions of Section 44.01 hereof.

NOTICE
------

     40.01 Any notice, request, statement or other writing pursuant to this Lease shall be deemed to have been given if sent by registered or certified mail, postage prepaid, return receipt requested to the party at the address stated below:

          To Landlord:              AMERIMAR REALTY MANAGEMENT CO. -
                                    COLORADO, as agent for Landlord
                                    999 18th Street, Suite 300
                                    Denver, Colorado 80202

          With Copy to:             Denver Place Associates Limited Partnership
                                    210 W. Rittenhouse Square, Suite 2000
                                    Philadelphia, PA 19103

or to Tenant at the following address until occupancy of the Leased Premises and after occupancy of the Leased Premises by Tenant, at the Leased Premises.

                                    Colorado Business Leasing, Inc.
                                    707 17th Street, Suite 2900
                                    Denver, Colorado 80202

          With Copy to:             Colorado Business Bankshares, Inc.
                                    821 - 17/th/ Street
                                    Denver, Colorado 80202

and such notice shall be deemed to have been received by the Landlord or Tenant, as the case may be, on the second business day after the date on which it shall have been so mailed.

     40.02 Notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant or the Guarantor, to him personally or to in executive officer of the Tenant or the Guarantor if the Tenant or the Guarantor is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall he delivered personally to any one of such persons.

     40.03 Any party may, by notice to the other, from time to time, designate another address in the United States or Canada to which notices mailed more than ten (10) days thereafter shall be addressed.

GOVERNING LAW
-------------

     41.01 This Lease shall be deemed to have been made in and shall be construed in accordance with the laws of the State of Colorado.

LEASE ENTIRE AGREEMENT
----------------------

     42.01 The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions, expressed or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save those expressly set out in this Lease, the Facing Page and Exhibits attached hereto and that this Lease, the Facing Page and Exhibits attached hereto and the Rules and Regulations promulgated by Landlord in accordance with Section 13.01 hereof constitute the entire agreement between the Landlord and the Tenant and may not be amended or modified except as explicitly provided or except by subsequent agreement in writing of equal formality hereto executed by the Landlord and the Tenant.

BINDING EFFECT
--------------

     43.01 Except as expressly provided herein, this Indenture shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns, and all covenants and agreements herein contained to be observed and performed by the Tenant shall be joint and several. Tenant shall look solely to the estate and interest of Landlord, its successors and assigns, in and to the Real Property or the proceeds therefrom for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use of occupancy of the lease Premises.

SECURITY DEPOSIT
----------------

     44.01 The Tenant shall keep on deposit with the Landlord at all times during the term of this Lease, the Lease Deposit specified on the Facing Page hereof as security for the payment by the Tenant of the rent or any other sums due under this Lease and for the faithful performance of all the terms, conditions and covenants of this Lease. If at any time during the term of this Lease the Tenant shall be in default in the performance of any provision of this Lease, the Landlord may (but shall not be required to) use any such deposit, or so much thereof as necessary, in payment of any rent or any other sums due under this Lease in default, in reimbursement of any expense incurred by the Landlord and in payment of the damages incurred by the landlord by reason of the Tenant's default, or at the option of the Landlord, the same may be retained by the Landlord as liquidated damages. In such event, the Tenant shall, on written demand of the Landlord, forthwith remit to the Landlord a sufficient amount in cash to restore such deposit to its original amount. If such deposit has not been utilized as aforesaid, such deposit, or as much thereof as has not been utilized for such purposes, shall be refunded to the Tenant, without interest, upon full performance of this Lease by the Tenant. Landlord shall have the right to commingle such deposit with other funds of the Landlord. Landlord shall deliver the funds deposited herein by the Tenant to any purchaser of the Landlord's interest in the Leased Premises in the event such interest be sold, and thereupon, the Landlord shall be discharged from further liability with respect to such deposit. Notwithstanding the above provisions of this Section, if claims of the Landlord exceed the deposit provided for therein, the Tenant shall remain liable for the balance of such claims.

INTERPRETATION
--------------

     45.01 Unless the context otherwise requires, the word "Landlord" whenever it is used herein shall be construed to include and shall mean the Landlord, its successors and/or assigns, and the word "Lease" shall be construed to include and shall mean the General Lease Provisions, the Office Lease Facing Page and any Exhibits attached hereto unless the context otherwise specifies and the word "Tenant" shall be construed to include and shall mean the Tenant, and the executors, administrators, successors and/or assigns of the Tenant and when there are two or more tenants, or two or more persons bound by the Tenant's covenants herein contained, their obligations hereunder shall be joint and several; the word "Tenant" and the personal pronouns "his" and "it" relating thereto and used therewith shall be read and construed as tenants, and "his", "her", "its" or "their", respectively, as the number and gender of the party or parties referred to each require and the number of the verb agreeing (herewith, shall be construed and agree with the said word or pronoun so substituted. Time shall be of the essence in all respects hereunder.

SEVERABILITY
------------

     46.01 Landlord and Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements where used in each separate paragraph hereof. Should any provision or provisions of this Lease be illegal or not enforceable, it or they shall be considered separate and severable from this Lease and its remaining provisions shall remain in force and be binding upon the parties hereto is though the said provision or provisions had never been included.

INDEPENDENT COVENANTS
---------------------

     47.01 This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent, and not dependent, and Tenant shall not be entitled to any set off of the rent or other amounts owing hereunder against Landlord, if Landlord fails to perform its obligations set forth herein; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for my violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building or any portion thereof and an opportunity granted to Landlord and such holder to correct such violation as provided in Section 48.01 below.

ADDITIONAL NOTICES
------------------

     48.01 In the event of any alleged default on the part of Landlord hereunder, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of my mortgages or deeds of trust covering the Building or any portion thereof whose address Tenant has been notified in writing, and shall afford such holder a reasonable opportunity to cure any alleged default on Landlord's behalf. In no event will Landlord be responsible for any damages incurred by Tenant including, but not limited to, lost profits or interruption of business as a result of any alleged default by Landlord hereunder.

GOVERNMENTALLY REQUIRED IMPROVEMENTS
------------------------------------

     49.01 If any improvement or structural modification or addition to the Building is required subsequent to the commencement of the term hereof by any change in the laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Building, the rent to be paid by Tenant shall be further adjusted, in such amount as Landlord's independent certified public accountants may determine so that Tenant pays its pro rata share of Landlord's per square foot cost (computed in the same manner as otherwise provided in this Lease) of such improvement or structural modification or addition, amortized at a market rate of return over the useful life thereof. In determining such adjustment in rent, Landlord's independent certified public accountant shall consider any cost reductions to Landlord in operating the Building resulting from such improvement or structural modification or addition. Tenant shall commence payment of any adjustment in its rent pursuant to this Section 49.01 on the first day of the month following thereof by Landlord.

RECORDING - SHORT FORM MEMO
---------------------------

     50.01 This Lease shall not be recorded in its entirety. If recorded by Tenant, at Landlord's option this Lease shall terminate as of the date of recording and Landlord shall have all rights and remedies provided in the case of default by Tenant hereunder. If requested by Landlord, Tenant shall execute in recordable form a short form memorandum of Lease which may, at Landlord's option, be placed of record. In addition, if requested by Landlord, Tenant shall execute a memorandum of Lease to be filed with the Colorado Department of Revenue on such form as may be prescribed by said Department within ten (10) days after the execution of the Lease or any other such memorandum so that the Landlord may avail itself of the provision of statutes such as section 039-22-604 (7) (c) of the Colorado Revised Statutes (1973).

REAL ESTATE BROKER
------------------

     51.01 Tenant represents that Tenant has dealt directly with (and only with) Oberndorf Properties, Ltd., Donald Oberndorf, Broker, whose address is 650 South Cherry Street, Suite 1400, Denver, CO 80222 in connection with this Lease and that no other broker has negotiated this Lease or be entitled to any commission in compensation herewith. Tenant warrants and commissions, costs and agrees to save and hold Landlord harmless from any and all leasing commissions, costs and liability, including reasonable attorney fees with respect to the Leased Premises regarding any other broker.

CAPTIONS AND EXHIBITS
---------------------

     52.01 The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision hereof. The Exhibits to the Lease are as follows:

     Addendum
     Exhibit A   Leased Premises Plan
     Exhibit B   Rules and Regulations
     Exhibit C   Lease Term Agreement
     Exhibit D   Parking Agreement
     Exhibit E   Equipment List

SUBSTITUTION OF OTHER PREMISES
------------------------------

     53.01 (a) At any time hereafter, Landlord shall have the right to substitute for the premises then being leased or to be leased hereunder (the "Existing Premises") other premises within the high-rise elevator bank of the Building (herein referred to as the "New Premises") the same size with a comparable view and shall either have substantially the same perimeter configuration or a perimeter configuration substantially as usable for the purposes for which the Existing Premises were being used by Tenant or, if possession of the Existing Premises had not yet been received by Tenant, then for the purposes for which the Existing Premises were to be used by Tenant.

          (b) If Tenant shall not have received possession of the Existing Premises, then, as of the date Landlord gives notice of a substitution, such substitution shall be effective, the New Premises shall be the premises hereunder and the Existing Premises shall cease to he the Premises hereunder.

          (c) The provisions of this subsection 53.01 (c) shall apply if Tenant shall have already received possession of the Existing Premises as of the date Landlord gives notice of substitution. Tenant shall vacate and surrender the Existing Premises not later than the later of the 30th day after the date that Landlord shall notify Tenant of Landlord's intent to make the substitution in question or the 15th day after Landlord shall have substantially completed the work to be done by landlord in the New Premises pursuant to the subparagraph
(iii). As of the sooner of such 15th day or the date of such surrender and vacation, the New Premises shall be the Premises leased under this Lease and the Existing Premises shall cease to be the Premises leased under this Lease. Landlord shall (A) pay the actual and reasonable out-of-pocket expenses which shall include the printing of reasonable quantities of stationary of Tenant's moving of its property from the Existing Premises to the New Premises, and (B) shall improve the New Premises so that they are substantially similar to the Existing Premises and promptly reimburse Tenant for its actual and reasonable out-of-pocket costs in connection with the relocation of any telephone or other communications equipment from the Existing Premises to the New Premises. However, instead of only paying the expenses of Tenant's moving of its property, Landlord may elect to either move Tenant's property or provide personnel to do so under Tenant's direction, in which event move may not be made except during evenings, weekends or holidays, so as to incur the least inconvenience to Tenant.

          (d) Tenant shall not he entitled to any compensation for my inconvenience or interference with Tenant's business, nor to any abatement or reduction in rent, nor shall Tenant's obligations under this Lease be otherwise affected, as a result of the substitution except as otherwise provided in this
Section 53.01. Tenant agrees to cooperate with Landlord so as to facilitate the prompt completion by Landlord of its obligation under this Section 53.01. Without limiting the generality of the preceding sentence, Tenant agrees to provide to Landlord promptly such approvals, instruction, plans, specifications or other information, as may be reasonably requested by Landlord.

ADDITIONAL CHARGES FOR TAXES AND LANDLORD'S OPERATING EXPENSES
--------------------------------------------------------------

     54.01 During each lease year of the Term (and pro rata for partial lease years) Tenant shall pay to Landlord, as additional rent, Tenant's Share of Operating Expenses. Such payment shall be made in equal monthly installments in advance, together with the Rent.

     54.02 For purposes of this Article 54, the following terms shall have the meaning hereinafter set forth:

          (a) "Calendar Year" shall mean each calendar year in which any part of the Term falls, through and including the year in which the Term expires.

          (b) "Common Areas" shall mean such areas and facilities of common benefit to the tenants and occupants of the complex of any portion thereof as Landlord shall make available from time to time. Landlord shall operate, manage, equip, heat, ventilate, cool, light, insure, repair and maintain the Common Areas for their intended purposes in such manner as Landlord shall in its sole discretion determine, and may from time to time change the size, location and nature of any Common area, and may make installation therein, and after, move and remove the same, and Landlord shall not be subject to liability therefore, nor shall Tenant be entitled to any compensation, or diminution or abatement of rent, nor shall any such action be deemed an actual or constructive eviction of Tenant.

          (c) "Landlord's Operating Expense Contribution" shall mean $6.20 per square foot of the Total Rentable Area of the Building. Tenant will not be obligated to pay any additional rent for Tenant's Share of Operating Expenses during the Calendar Year 1996.

          (d) "Operating Expenses" shall mean the total costs and expenses of every kind and nature whatsoever paid or incurred by Landlord (including appropriate reserves) in connection with the ownership, operation, management, maintenance and repair of the Real Property or Complex (exclusive of the Enclosed Shopping Mall which is for the benefit of both the retail and office tenants of the Complex) and, as allocated by Landlord, those paid or incurred in connection with the ownership, operation, management, maintenance and repair of any garage or other improvements the use of which is shared by the Building and one or more other buildings. Operating Expenses include, but are not limited to, the costs of utilities, insurance, Taxes, reasonable administration, general maintenance, wages and related taxes, cleaning, repairs and replacements, window washing, rubbish removal, snow removal, sewer charges, fuel, air conditioning, fire protection, signs, general landscape maintenance, operation of loudspeakers and any other equipment supplying music and any other costs, charges and expenses which, under sound management practice, would be regarded as operating expenses, including such costs, charges and expenses as would normally be amortized over a period not exceeding seven years.

          (e) "Taxes" shall mean all real estate taxes and assessments, special or otherwise, levied or assessed upon or with respect to the Real Property and Complex (including without limitation, any leasehold improvements therein) and, as allocated by Landlord, those levied or assessed upon or with respect to any garage or other improvements (and their land) the use of which is shared by the Building and one or more other buildings, and ad valorem taxes for any personal property used in the operation of the Real Property and Complex and all taxes levied or assessed upon or with respect to the leasing, use or occupancy of the Real Property or any part thereof or the rents or receipts paid or payable to Landlord therefrom (including, without limitation, any general gross receipts tax and any income tax levied or assessed especially with respect to real property or any type of real property which includes the Real Property), which Landlord shall become obligated to pay or which could become liens on the Real Property. Should the State of Colorado, or any political subdivision thereof, or any other governmental authority, impose a fix, assessment, charge or fee, which Landlord shall be required to pay, wholly or partially in substitution for any of the above Taxes, all such taxes, assessments, fees or charges shall be deemed to constitute Taxes hereunder but shall be computed as if the Real property and any other shared use real property referred to in this subparagraph was the only real property of Landlord. "Taxes" shall include all fees and costs, including attorneys' fees, appraisals and consultants' fees, incurred by Landlord in seeking to obtain a reduction of, or a limit on, any increase in any Taxes (regardless or whether any reduction or limitation is obtained). The amount of any refund of Taxes received by Landlord shall be credited against Taxes for the year in which such refund is received.

          (f) "Tenant's Share of Operating Expenses" shall be the product of:
(i) the excess of total Operating Expenses over Landlord's Operating Expense Contribution multiplied by (ii) Tenant's Proportionate Share defined in Section 2.01(f) above.

          (g) "Total Rentable Area of the Building" shall mean 754,288 square feet which is 95% of the rentable area of the Building.

     54.03 Landlord may allocate between the Enclosed Shopping Mall area and the remainder of the Complex, Taxes and other Operating Expenses as it deems appropriate. If parts of the Building are leased partly for retail use and partly for general office use, Landlord may allocate Taxes and the other Operating Expenses between the office space users and the retail space users as it deems appropriate. In determining the amount of Operating Expenses for each Calendar Year, if less than 95% of the rentable office area of the Building shall have been occupied at any time during such Calendar Year, Operating Expenses shall be deemed for such Calendar Year to be in the amount reasonably determined by Landlord to be equal to that amount of like expenses which normally would be expected to be incurred had such occupancy been 95% throughout such Calendar Year. If Landlord shall not be furnishing any particular work or service (the cost of which, if furnished by Landlord would be included in Operating Expenses) to a tenant who undertakes to itself perform or obtain such work or service in lieu of the furnishing thereof by Landlord, Operating Expenses shall be deemed for purposes of this Section 54 to be increased by an amount equal to the additional Operating Expenses, as reasonably determined by Landlord, which would have been incurred during such period if Landlord had at its own expense furnished such work or service to such tenant.

     54.04 (a) Landlord may, from time to time, compute and furnish Tenant with a bona fide estimate of the Operating Expenses for the current or ensuing Calendar Year and Tenant's Share of Operating Expenses for such Year; provided, however, that such estimate shall not constitute any representation or assurance by landlord of the amount that the actual Operating Expenses for such year will be. Thereafter, Tenant shall pay to Landlord, on the first day of each month, together with payments of Rent, one-twelfth (1/12th) of Landlord's estimate of Tenant's Share of Operating Expenses for that Calendar Year. With reasonable promptness after the expiration of each Calendar Year, Landlord shall furnish Tenant with a statement (hereinafter called Landlord's Expense Statement), setting forth in reasonable detail the Operating Expenses for such Calendar Year and Tenant's Share of Operating Expenses for such Calendar Year. If Tenant's Share of Operating Expenses for such Calendar Year exceeds the amount previously paid by Tenant on account of Landlord's estimate of such expenses, Tenant shall pay to Landlord the full amount of such excess within fifteen (15) days after receipt of landlord's Expense Statement. If the total amount paid by Tenant on account of Landlord's estimate exceeds Tenant's Share of Operating Expenses such excess shall be credited against the new installment of the rent due.

          (b) Notwithstanding the foregoing, if Landlord is required to pay an amount which it is entitled to collect from the tenants of the Building, more frequently than required as of the Commencement Date or if Landlord is required to prepay any such amount, or if adjustments to the normal rate for any electric, gas or water utility bill or utility charge applicable during the first year of the Term, Tenant shall pay to Landlord upon demand Tenant's Proportionate Share of such amount calculated in accordance with this Lease.

     54.05 If the Expiration Date fixed for this Lease shall occur on a date other than the end of a Calendar Year, Tenant's Share of Operating Expenses for such year shall be prorated according to the ratio that the number of days in such Calendar Year during which the Term was in effect bears to 365; provided however, Landlord may, pending the determination of Operating Expenses for such year, Furnish Tenant with a statement of estimated Operating Expenses and Tenant's Share thereof for such partial Calendar Year. Within fifteen (15) days after receipt of such statement, Tenant shall remit to Landlord, as additional rent, the amount of Tenant's Share of Operating Expenses as shown on Landlord's statement. After the Operating Expenses for such Calendar Year have been finally determined and Landlord's Expense Statement has been furnished to Tenant pursuant to Section 54.04, if there shall have been an underpayment by Tenant of Tenant's Share of Operating Expenses, Tenant shall remit the amount of such underpayment to Landlord within fifteen (15) days after receipt of such statement, and if there shall have been an overpayment, Landlord shall remit the amount of such overpayment to Tenant within fifteen (15) days after the issuance of such statement, provided that Tenant is not in default under this Lease. The expiration or termination of this lease shall not terminate or impair Tenant's obligation to pay Tenant's Share of Operating Expenses for the Calendar Year in which the Term ends.

     54.06 Any statement furnished to Tenant by Landlord tinder the provisions of this Section 54 shall constitute a final determination as between Landlord and Tenant as to the rent set forth therein due from Tenant for the period represented thereby, unless Tenant, within 60 days after such statement is furnished, shall give a notice to Landlord that it disputes the correctness thereof, specifying in detail the basis for such assertion. Pending resolution of such dispute, Tenant shall pay all disputed amounts in accordance with the statement furnished by Landlord. Landlord agrees, upon prior written request, during normal business hours to make available for Tenant's inspection, at Landlord's offices, Landlord's books and records which are relevant to any items in dispute, provided Tenant has paid all amounts billed to Tenant on account of Tenant's Share of Operating Expenses.

     54.07 Tenant and its permitted concessionaires, officers, employees, agents, customers and invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use the Common Areas as designated from time to time by Landlord, subject to such reasonable regulations as Landlord may from time to time impose. Tenant agrees to abide by such regulations and to cause its officers, Employees, agents, customers and invitees to conform thereto.
Landlord may at any time close temporarily any Common Areas to make repairs or changes, to prevent the inquisition of public rights therein, and may do such other acts in and to the Common Areas as, in its judgment, may be desirable to improve the convenience thereof.

HAZARDOUS MATERIALS
-------------------

     55.01 Tenant shall not store highly flammable materials or goods, explosives, perishable foodstuffs, contraband, live animals, materials or goods which emit odors in or upon the Leased Premises. The Tenant covenants that it shall not store, use or possess nor permit the storage, use or possession of any Hazardous Substance (hereinafter defined) upon the Leased Premises. Hazardous Substance for purposes of this Lease shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea-formaldehyde foal insulation, polychlorinated biphenyls, petroleum and petroleum based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C.
     -- ---
Sections 1801 et seq.), Sections 6901 et seq.), the Toxic Substances Control
              -- ---                  -- ---
Act, as amended (15 U.S.C. Sections 2601 et seq.), or any other similar law,
                                         -- ---
rules, regulation or statute concerning the protection of the environment (collectively "Environment Laws"). Tenant hereby covenants and agrees, at its sole cost and expense, to indemnify, protect and defend and save harmless the Landlord and any of its partners, employees and agents from and against any all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, attorneys' and experts' fees, expenses and disbursements) of any kind or nature whatsoever which may at any time impose upon, incurred by or asserted or awarded against the Landlord, its partners, agents or employees relating to, resulting from or arising out of Tenant's failure to comply with its obligations tinder the foregoing paragraph or Tenant's violation of any Environmental Law with respect to its use of the Leased Premises. Notwithstanding any provision contained in this Lease to the contrary, the indemnification provisions set forth in this Section 55.01 shall survive any expiration and/or termination of this Lease.

TELEPHONE AND TELECOMMUNICATIONS SERVICE
----------------------------------------

     56.01 (a) Tenant acknowledges and agrees that all telephone and telecommunications ("Telecommunications Services") desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all equipment, apparatus and devices, including without limitation wiring and cables, for the provisions of Telecommunications Services (the "Telecommunications Equipment") shall be and remain solely in the Leased Premises. Unless otherwise specifically agreed in writing, Landlord shall have no responsibility for the maintenance of Tenant's Telecommunications Equipment, nor for any wiring or other infrastructure to which Tenant's Telecommunications Equipment may be connected. Tenant agrees that, to the extent any Telecommunications Services are interrupted, curtailed or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant, at its sole expense, to obtain substitute service.

          (b) Landlord shall have the right, upon Such notice as is practicable in the case of emergencies, and otherwise upon reasonable prior notice to Tenant, to interrupt or turn off telecommunications facilities in the event of emergency or as necessary in connection with repairs to the Building or installation of telecommunications equipment for other tenants of the Building.

          (c) Any and all Telecommunications Equipment installed in the Leased Premises, or elsewhere in the Building by or on behalf of Tenant, including wiring and other facilities for the provision of Telecommunications Services, shall be removed by Tenant upon the expiration or earlier termination of the Term of this Lease, by Tenant at its sole expense or, at Landlord's election, by Landlord at Tenant's sole expense, with the cost thereof to be paid as Additional Rent under this Lease.

          (d) If the Telecommunications Equipment is not removed within thirty
(30) days of the termination or expiration of this Lease, the Telecommunications Equipment shall conclusively be deemed to have been abandoned and may be removed, appropriated, sold, stored, destroyed, otherwise disposed of, or retained and used, by Landlord without notice to Tenant, without obligation to account therefor, and without payment to Tenant or credit against any amount due from Tenant to Landlord pursuant to this Lease. Tenant shall pay to Landlord upon demand all costs of any such removal, disposition and storage of the Telecommunications Equipment, as well as all costs to repair any damage to the Building caused by such removal.

          (e) In the event that Tenant wishes at any time to utilize the services of a telephone or telecommunications provider whose equipment is not then servicing the Building (a "New Provider"), no such New Provider shall be permitted to install its lines or other equipment within the Building without first securing the prior written approval of the Landlord, which approval may be withheld in Landlord's sole and absolute discretion. Landlord's approval shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence or financial strength of the New Provider. Without limitation of Landlord's right to withhold consent in its sole and absolute discretion, Landlord may refuse to give its approval unless all of the following conditions are satisfied: (i) Landlord shall incur no expense whatsoever with respect to any aspect of the New Provider's provision of its services, including, without limitation, the costs of installation, materials and services; (ii) prior to commencement of any work in or about the Building by the New Provider, the New provider shall supply Landlord with such written indemnities, insurance, financial statements, and such other items as Landlord, in its sole and absolute discretion, determines to be necessary to protect its financial interests and the interests of the Building related to the proposed activities of the New Provider; (iii) the New Provider agrees in writing to abide by such rules and regulations, building and other codes, job site rules and such other requirements as are determined by Landlord, in its sole and absolute discretion, to be necessary to protect the interest of the Building, the tenants in the Building and Landlord; (iv) Landlord determines, in its sole and absolute discretion, that there is sufficient space in the Building for the placement of all of the New Provider's equipment and materials; (v) Landlord receives from the New Provider such compensation as is determined by the Landlord, in its sole and absolute discretion, to compensate it for space used in the Building for the storage and maintenance of the New Provider's equipment, for the fair market value of the New Provider's access to the Building, and any costs which may be expected to be incurred by Landlord; and (vi) all of the foregoing matters ire documented in a written agreement between Landlord and the New Provider, the form and content of which are satisfactory to Landlord in its sole and absolute discretion.

          (f) Notwithstanding any provision of the preceding subsection to the contrary, the refusal of Landlord the grant its approval to any New Provider shall not be deemed a default or breach by Landlord of its obligation under this Lease, and in no event shall Tenant have the right to terminate this Lease or claim entitlement to rent abatement for Landlord's refusal to grant Tenant's request for approval of a New Provider. The provisions of this Section 56.01 may be enforced solely by Tenant and Landlord and are not for the benefit of any other party. Specifically, but without limitation, no telephone or telecommunications provider is intended to be, nor shall he deemed, a third party beneficiary of this Lease.

          (g) Tenant shall not utilize any wireless communications equipment (other than usual and customary cellular telephones), including antenna and satellite receiver dishes, within the Leased Premises or the Building, without Landlord' prior written consent. Such consent shall be granted only in the sole and absolute discretion of the Landlord, and shall be conditioned in such a manner, in Landlord's sole and absolute discretion, so as to protect Landlord's financial interests and the interests of the Building, and the other tenants therein.

TIME IS OF THE ESSENCE
----------------------

     56.01     Time is of the essence hereof.

     IN WITNESS WHEREOF, Landlord and Tenant, intending to be legally bound hereby, have executed this Agreement of Lease as of the day and year first above written.

                                    LANDLORD:

                                    DENVER PLACE ASSOCIATES
                                    LIMITED PARTNERSHIP

                                    By  Amerimar Realty Management Co. -
                                        Colorado

                                        By Amerimar Realty Management -
                                           Pennsylvania, its general partner,

                                           By ARC-Management Company,
                                              its general partner

                                    By: /s/ David G. Marshall
                                       ---------------------------------------
                                       David G. Marshall, President
Date:
     ----------------------------

                                    TENANT:

                                    COLORADO BUSINESS LEASING, INC.,
                                    a Colorado corporation


                                    By: /s/ Richard M. Hall, Jr.
                                        --------------------------------------
Date:            3-6-96                 Richard M. Hall, Jr., President
     ----------------------------

                                    ADDENDUM

     THIS ADDENDUM, made as of the 23rd day of February, 1996, is between Amerimar Realty Management Co. - Colorado, as agent for DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and COLORADO BUSINESS LEASING, INC., a Colorado corporation ("Tenant"). Landlord and Tenant have executed simultaneously with this Addendum that certain Denver Place Office Lease (the "Lease") pertaining to certain space in the building commonly known as Denver Place and located at 999 Eighteenth Street, Denver, Colorado. In the event of any conflict between the provisions of this Addendum and the provisions of the other portions of the lease, the provisions of this Addendum shall control. The capitalized terms used herein and not defined herein shall have the same meanings used in the other portions of the Lease. Landlord and Tenant hereby agree that the Lease is amended and supplemented as follows:

COMPLETION OF PREMISES
----------------------

     58.01 Landlord shall, at its own cost and expense, in a good and workmanlike manner, cause the Leased Premises to be improved and completed in accordance with the plans and specifications attached as Exhibit A to be
                                                         ---------
mutually agreed upon by Landlord and Tenant (such work being herein called "Landlord's Work"). Landlord reserves the right, however: (i) to make substitutions of material or components of equivalent grade and quality when and if any specified material or component shall not be readily or reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with the Final Layout Plans).

     58.02 If Landlord shall, for any reason (including, without limitation, failure to complete the work, if any, required to be done by Landlord under this lease) fail to make available to Tenant possession of the Leased Premises on or before the Commencement Date or any other date, Landlord shall not be subject to any liability for such failure nor for any failure to timely complete any work. Under such circumstances, Tenant's obligations to pay Base Rent and Tenant's Share of Operating Expenses shall not commence until Landlord makes possession available; and such failure to make available to Tenant possession of the Leased Premises on or before the Commencement Date or any other date or to timely complete any work, shall not in any other way affect the validity or continuance of this Lease, nor the Term or the obligations of Tenant hereunder. Such deferral of rent shall be Tenant's sole and exclusive right and remedy with respect to any such failure. There shall be no deferral of rent, however, if any such failure is caused in whole or part by any act or omission of Tenant, its agents, servants, employees or contractors, which has the effect of hindering or delaying Landlord's delivery of possession or the timely completion of any work to be done by Landlord (hereinafter a "Tenant Delay") including, without limitation, (a) any delay which is caused by changes in the work to be performed by Landlord in readying the Leased Premises for Tenant's occupancy,
(b) any delay, not caused by Landlord, in furnishing materials or procuring labor required to be furnished or procured for the completion of the Leased Premises, or (c) any delay which is caused by any failure by Tenant, without regard to any grace period applicable thereto, promptly to furnish to Landlord any required information, approval or consent or caused by any good faith reluctance on the part of Landlord to approve any information required to be submitted by Tenant and approved by Landlord, or (d) any delay which is caused by the performance of any work or activity in the Leased Premises by Tenant or any of its employees, agents or contractors. Tenant also shall pay to Landlord, within 10 days after receipt of demand made from time to time, a sum equal to any additional cost to Landlord in completing the Leased Premises resulting from any Tenant Delay.

TENANT'S OPTION TO TERMINATE
----------------------------

     59.01 Subject to the terms of this paragraph 59.01, Tenant shall have the one time option to terminate this Lease ("Termination Option") at the end of the thirty-sixth (36th) month of the Lease term and receipt by Landlord of the Base Rent and additional rent payment for the 36th month of the term from Tenant ("Optional Expiration Date"). Such option may be exercised by Tenant only by giving written notice of termination ("Termination Notice") to Landlord six (6) months prior to the Optional Expiration Date, and provided that Tenant pay Landlord a sum equal to three (3) months rent, plus (b) the product of the number of months remaining in the Lease Term as of the Optional Expiration Date divided by sixty (60) months multiplied by the sum of (i) the costs and expenses incurred by Landlord to complete the Leased Premises for Tenant's occupancy, including, but not limited to, the costs and expenses of completing all Landlord's Work; (ii) all commissions and/or brokerage fees incurred by Landlord in connection with the Lease; (iii) legal fees and expenses incurred by Landlord in connection with the preparation of the Lease and any exhibits, addenda and amendments thereto; (iv) the fees and costs incurred by Landlord in the completion of architectural work and engineering for improvements to the Leased Premises and mechanical systems serving Leased the Premises. Time is of the essence with respect to such notice and if Tenant fails to give proper notice Tenant shall be deemed to have waived its option to terminate this Lease pursuant to this Paragraph 59.01. If Tenant timely gives proper notice, this Lease shall expire on the Optional Expiration Date as if such date were the expiration date originally specified in this lease. Notwithstanding any other provision of this Paragraph 59.01, any Termination Notice given by Tenant shall, at Landlord's option, not be effective if Tenant is in default under this Lease at the time such notice is given or at any time thereafter through the Optional Expiration Date and, at landlord's option, this Lease shall remain in full force and effect for the full term specified above.

     All of the terms and provisions of the Lease, as herein amended and supplemented, are hereby ratified and confirmed, and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year first above written.

                                       LANDLORD:
                                       DENVER PLACE ASSOCIATES
                                       LIMITED PARTNERSHIP, a Delaware
                                       limited partnership
                                       By:  Amerimar Realty Management Co.
                                            - Colorado,
                                            By:  Amerimar Realty Management -
                                                 Pennsylvania, it's general
                                                 partner
                                              By:  ARC - Management
                                                   Company, it's general partner

                                       By:    /s/ David G. Marshall
                                           -----------------------------------
                                            David G. Marshall, President
Date:
      -------------------
                                       TENANT:
                                       COLORADO BUSINESS LEASING, INC.,
                                       a Colorado corporation

                                        By: /s/ Richard M. Hall, Jr.
                                           ------------------------------------
                                           Richard M. Hall, Jr., President
Date:       3-6-96
     ---------------------

                                  EXHIBIT "B"
                                  -----------

                             RULES AND REGULATIONS

     Rules and Regulations, to Lease between DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, by Amerimar Realty Management Co. - Colorado, as agent for Landlord ("Landlord") and COLORADO BUSINESS LEASING, INC., a Colorado corporation ("Tenant") pertaining to certain space in Denver Place, 999 18th Street, Denver, Colorado 80202.

     1. The sidewalks, entries, passages, stairways shall not be obstructed by the Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from their offices.

     2. (a) Furniture, equipment and supplies shall be moved in or out of the building only during such hours and in such manner as may be prescribed by the Landlord.

          (b) Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause said movers to use only the loading facilities and elevator designated by Landlord. In the event Tenant's movers damage the elevator or any part of the building, Tenant shall forthwith pay to Landlord the amount required to repair said damage.

          (c) No safe or article, the weight of which may constitute a hazard or danger to the building or its equipment shall be moved into the Leased Premises.

          (d) Safes and other equipment, the weight of which is not excessive shall be moved into, from or about building only during such hours and in such manner as shall be prescribed by the Landlord, and the Landlord shall have the right to designate the location of such articles in the space hereby demised.

     3. No furniture shall be placed in front of the building or in any lobby or corridor, without the prior written consent of Landlord. Landlord shall have the right to remove all non-permitted signs and furniture, without notice to Tenant, and at the expense of Tenant.

     4. Restrooms and other water fixtures shall not be used for any purpose other than that which the same are intended and any damage resulting to the same from misuse on the part of the Tenant, its agents or employees shall be paid for by the Tenant, no person shall waste water by tying back or wedging the faucets, or in any other manner.

     5. No animals shall be allowed in the offices, halls, corridors in the building.

     6. Roller skates, bicycles or other vehicles shall not be permitted in the offices, halls, common areas or corridors in the building. All vehicles shall use designated parking areas.

     7. No person shall disturb the occupants of this or adjoining buildings by the use of any television, radio or musical instrument or by the making of loud or disruptive noises.

     8. No additional lock or locks shall be placed by the Tenant on any door in the building unless written consent of the Landlord shall first be obtained. A reasonable number of keys to the Leased Premises and to the restrooms will be furnished by the Landlord, and neither the Tenant, its agents or employees, shall have any duplicate key made. At the termination of this tenancy, the Tenant shall promptly return to the Landlord all keys to offices, restrooms or vaults.

     9. No window shades, blinds, screens, draperies or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and/or linings at all windows and hallways.

     10. The use of oil, gas or inflammable liquids for heating, lighting, or any other purpose is expressly prohibited. Explosives or other articles deemed hazardous shall not be brought into the building.

     11. If any Tenant desires telegraphic, telephonic, computer or other electric connections, Landlord, or its agents, will direct the electricians as to where and how the wires may be introduced, and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense, and, at Landlord's option, shall be removed at Tenant's expense at the expiration or termination of its Lease.

     12. The Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceiling partitions or floors of the Leased Premises or of the building, and any defacement, damage or injury caused by the Tenant, its agents or employees, shall be paid for by the Tenant.

     13. The Tenant shall not unduly obstruct such pipes, conduits, and ducts in the Leased Premises so as to prevent reasonable access thereto.

     14. Tenant agrees to use chair pads to be furnished by Tenant under all rolling and ordinary desk chairs in the carpeted areas throughout the term of this Lease.

     15. Electric floor space heaters, humidifiers or A/C fans shall not be used.

     16. Canvassing, soliciting and peddling in or about the building are prohibited. The Tenant will advise Landlord of any person canvassing, soliciting or peddling in the building.

     17. Except for the following smoking areas specifically designated by Landlord, the outdoor Plaza level of 1099 - 18th Street, the outdoor areas at the corner of 18th and Champa and 19th and Curtis and the Smoke Haus in the mall, all common areas of the building, including all sidewalks, entries, passages, stairways, elevators, restrooms, lobbies and hallways, shall be non-smoking areas. Tenant shall be responsible to prevent its employees, agents, visitors, customers and guests from smoking in such common areas.

     18. During the normal office hours of 6:00 a.m. to 6:00 p.m., Monday through Friday, Tenant and its employees and agents shall observe the building dress code, which requires a neat and clean appearance and prohibits the wearing of cutoffs and ragged, torn, ripped, rent or holey apparel.

     19. The Landlord reserves the right to modify and make such other and further reasonable rules and regulations as in its judgment may, from time to time, be needful and desirable for the safety, security, care and cleanliness of the Leased Premises and preservation of good order and therein.

                                   EXHIBIT "C"
                                   -----------

                              LEASE TERM AGREEMENT

     THIS AGREEMENT, made as of the 23rd day of February, 1996, between Amerimar Realty Management Co.-Colorado, as agent for DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Landlord") and COLORADO BUSINESS LEASING, INC., a Colorado corporation, (hereinafter referred to is "Tenant").

                                   WITNESSETH

     WHEREAS, by Lease (hereinafter called "Lease") made the 23rd day of February, 1996, Landlord leased unto Tenant certain premises known as Suite Number 2530, located it 999 Eighteenth Street, Denver, Colorado, for a term of FIVE (5) years, ONE and ONE-HALF (11/2) months and ZERO (0) days commencing on June 16, 1996, unless sooner terminated or extended as provided therein, and

     WHEREAS, Landlord and Tenant now desire to set forth the correct Commencement Date of the term and to adjust the Expiration Date of the Term to provide for a full term of the Lease of _______________ years, _______________ months and ________________ days.

     NOW, THEREFORE, Landlord and Tenant do hereby agree as follows:

     1. The Term of the Lease commenced on ____________________________, 19____, and shall continue until _____________________________, __________, unless sooner terminated or extended as provided therein.

     2. Except is hereby amended, the Lease shall continue in full force and effect.

     3. This Agreement shall be binding on the parties hereto, their heirs, executors, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    LANDLORD:
                                    DENVER PLACE ASSOCIATES
                                    LIMITED PARTNERSHIP, a Delaware
                                    limited partnership
                                    By:  Amerimar Realty Management Co.-
                                         Colorado,
                                      By:  Amerimar Realty Management -
                                           Pennsylvania, its general
                                           partner,
                                         By:  ARC-Management
                                              Company, its general
                                              partner

                                     By:
                                        -----------------------------------
                                        David G. Marshall, President

Date:
      ------------------

                                     TENANT:
                                     COLORADO BUSINESS LEASING, INC.,
                                     a Colorado corporation

                                     By: /s/ Richard M. Hall, Jr.
                                        -------------------------
                                      Richard M. Hall, Jr., President
Date:    3-6-96
       -----------------

                                  EXHIBIT "D"
                                  -----------

                               PARKING AGREEMENT

     DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, by Amerimar Realty Management Co. - Colorado, as agent for Landlord, and Colorado Business Leasing, Inc., a Colorado corporation, as Tenant, have executed simultaneously with this Agreement a Lease (hereinafter called "Lease") pertaining to certain space at 999 Eighteenth Street to be occupied by Tenant. In consideration of the mutual covenants herein contained, Landlord and Tenant further agree as follows:

     The Building in which the Premises are located contains a parking garage for the benefit of Tenants and the general public (hereinafter called "Parking Garage"). Landlord does not operate or manage the Parking Garage, but maintains a management agreement with an independent contractor (hereinafter called "Operator") for the management and operation of the Parking Garage. In order to rent parking spaces in the Parking Garage, Tenant must contract separately with the Operator for such rentals. Landlord shall reserve for Tenant and Tenant shall have a non-assignable option to rent from Operator four (4) parking spaces located in the Denver Place complex free for the period march 15, 1996 through August 14, 1996 and at prevailing market rates charged by the Parking Garage thereafter. The parking spaces shall be reserved for Tenant to rent for a period expiring April 30, 1996. Tenant must exercise its option within this period by renting the parking spaces directly from the Operator.

     The terms and conditions of Tenant's rental shall be governed and fixed solely by the rental agreement between Tenant and Operator, however, Tenant's failure to comply with any term of any such rental agreement shall constitute a default under the Lease. Landlord's reservation of parking spaces shall not constitute any assumption of and Tenant hereby releases Landlord from any and all liability with respect to such rentals, and any and all damage, loss or injury with respect to such rentals shall be at the sole risk of Tenant unless otherwise provided by Operator under the rental agreement.

     The provisions of this Agreement supplement but are subject to all provisions of the Lease. Capitalized terms not otherwise defined in this Agreement have the same meaning as the same terms have in the Lease.

                                           LANDLORD:
                                           DENVER PLACE ASSOCIATES
                                           LIMITED PARTNERSHIP, a Delaware
                                           limited partnership
                                           By:  Amerimar Realty Management Co.-
                                                Colorado,
                                              By:  Amerimar Realty Management -
                                                   Pennsylvania, its general
                                                   partner,
                                                 By:  ARC-Management
                                                      Company, its general
                                                      partner

                                           By: /s/ David G. Marshall
                                              --------------------------------
                                               David G. Marshall, President
Date:
      ---------------------

                                           TENANT:
                                           COLORADO BUSINESS LEASING, INC.,
                                           a Colorado corporation


                                           By: /s/ Richard M. Hall, Jr.
                                               --------------------------------
                                               Richard M. Hall, Jr., President
Date:    3-6-96
       --------------------

                             OFFICE LEASE GUARANTY
                             ---------------------

LEASE:

     Lease Date:       February 23, 1996
     Guaranty Date:    February 23, 1996

TENANT:

     Name:             Colorado Business Leasing, Inc.
     Address:          999 18th Street
                       Denver, Colorado 80202
     Suite Number:     2500

COMMENCEMENT DATE:     June 15, 1996

LEASE PERIOD:          Five (5) years plus one and one-half (1 1/2) months

GUARANTOR:

     Name:             The Women's Bank, N.A.
     Address:          Denver, Colorado

     THIS OFFICE LEASE GUARANTY is attached to and made a part of the Lease referenced above. To induce the Landlord to enter into, to waive a default under or to extend or renew the term of the Lease, the Guarantor agrees as follows:

     (1) The Guarantor hereby covenants and agrees with the Landlord:

          (a) to make due and punctual payment of all rent up to a total of $36,000.00, moneys and charges payable under the Lease during the Term thereof and all renewals thereof,

          (b) to effect prompt and complete performance of all and each of the terms, covenants, conditions and provisions in the Lease required on the part of the Tenant to be kept, observed and performed during the period of the Term and any renewals thereof, and

          (c) to indemnify and save harmless the Landlord from any loss, attorney's fees, costs or damages arising out of any failure to pay the aforesaid rent, moneys and charges or the failure to perform any of the terms, covenants, conditions and provisions of the Lease.

     (2) In the event of a default under the lease, the Guarantor waives any fight to require the Landlord to:

          (a) proceed against the Tenant or pursue any rights or remedies with respect to the Lease;

          (b) proceed against or exhaust any security of the Tenant held by the Landlord; or

          (c) pursue any other remedy whatsoever in the Landlord's power.

     The Landlord shall have the right to enforce this indemnity regardless of the acceptance of additional security from the Tenant and regardless of the release or discharge of the Tenant by the Landlord or by others, or by operation of any law or the amendment or modification of any term of the Lease, to which the Guarantor gives the Tenant the express authority to consent on behalf of the Guarantor.

     (3) The Guarantor hereby expressly waives notice of the acceptance of this indemnity and all notice of non-performance, non-payment or non-observance on the part of the Tenant of the terms, covenants or conditions and provisions of the Lease.

     (4) Without limiting the generality of the foregoing, the liability of the Guarantor under this Guaranty shall not be deemed to have been waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimer of the Lease by any part, and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term originally contemplated and expressed in the Lease. The liability of the Guarantor shall not be affected by any repossession of the Leased Premises by the Landlord, provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossession and/or reletting the same, shall be credited from time to time by the Landlord to the account of Guarantor and the Guarantor shall pay any balance owing to the Landlord from time to time immediately upon ascertainment.

     (5) This Guaranty shall be one of payment and performance and not of collection. Notwithstanding the use of the word "indemnity" or "guarantee" each guarantor or indemnitor shall be jointly and severally liable under this and any other guaranty of the Lease.

     (6) The Guarantor shall, without limiting the generality of the foregoing, be bound by this Guaranty in the same manner as though the Guarantor were the Tenant named in the Lease.

     (7) All of the terms, agreements and conditions of this Guaranty shall extend to and be binding upon the Guarantor, his heirs, executors, administrators, successors and assigns, and shall insure to the benefit of and may be enforced by the Landlord, its successors and assigns, and the holder of any mortgage to which the Lease may be subject.

     (8) If Landlord brings any action to enforce this Guaranty, then the Guarantor shall pay Landlord's reasonable attorneys' fees, and all costs incurred therein, if Landlord prevails in such action.

     (9) This Guaranty is delivered in and to be performed in the City and County of Denver, State of Colorado, and shall be governed in all respects by the laws of the State of Colorado. Should any action at law or in equity be brought by Landlord to secure, enforce or protect its rights under this Guaranty, such action may be brought by landlord in either the United States District Court for the District of Colorado or in the appropriate Colorado State Court in the City and County of Denver, State of Colorado. The Guarantor hereby consents to the venue and personal jurisdiction of those courts regarding any matter arising out of this Guaranty.

     (10) This Guaranty may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by the Guarantors and Landlord.

     (11) The defined terms used in this Guaranty shall have the same meaning as set forth in the Lease.

     IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed as of the Guaranty Date first above written.

                                    LANDLORD:
                                    DENVER PLACE ASSOCIATES
                                    LIMITED PARTNERSHIP

                                    By:  Amerimar Realty Management Co.-
                                         Colorado,

                                       By:  Amerimar Realty Management-
                                            Pennsylvania, its general
                                            partner,

                                         By:  ARC-Management
                                              Company, its general
                                              partner


                                    By: /s/ David G. Marshall
                                       --------------------------------------
                                       David G. Marshall, President
Date:
       ---------------------

                                    GUARANTOR:
                                    THE WOMEN'S BANK, N.A.



                                    By: /s/ Virginia K. Berkeley
                                        -------------------------------------
                                        Pres. & CEO
Date:    2-23-96
       ---------------------

                            FIRST AMENDMENT TO LEASE
                            ------------------------

     THIS FIRST AMENDMENT TO LEASE ("Second Amendment") is made and entered into this 12th day of April, 1996 by and between DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called "Landlord") and COLORADO BUSINESS LEASING, INC., a Colorado corporation, (hereinafter called "Tenant").

                                R E C I T A L S
                                ---------------

     A. Landlord and Tenant entered into that certain Denver Place Office Lease dated as of February 23, 1996 (the "Original Lease"), pursuant to which Tenant leased approximately 2,650 square feet of rentable area on the 25th floor ("Original Leased Premises"), known as Suite 2500, of the office building known as Denver Place South Tower, located at 999 18th Street, Denver, Colorado (the "Building").

     B. Landlord and Tenant have agreed to lease to Tenant 2,650 rentable square feet of area located on the 24th floor of the Building.

     C.   Landlord and Tenant are the sole parties in interest under the Lease.

     D. Landlord and Tenant now desire to amend the Lease in the manner and form set forth herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

     1. Substitution of Leased Premises. The existing Leased Premises known as Suite 2500 shall be substituted with that certain office space located on the 24th floor of the South Tower of the Building, known as Suite 2400, which is comprised of 2,650 square feet of rentable area on the floor plan attached as Exhibit A-1, and hereby made a part here of (sometimes herein referred to as the
-----------
"New Leased Premises"). Tenant shall move into the New Leased Premises on the later of May 18, 1996 or a date as soon thereafter as commercially practicable (the "New Lease Date"). The New Leased Premises shall be substituted as the Leased Premises under the Lease as of the New Lease Date, and as of such date the New Leased Premises shall be deemed to be the Leased Premises for all purposes of this Lease and all references in the Lease to the Leased Premises shall be deemed to refer to the New Leased Premises and the existing Leased Premises known as Suite 2500 shall no longer constitute the Leased Premises.

     2. Base Rent. The "Base Rent" section of the Office Lease Facing page is amended in its entirety to reflect these rent adjustments, as follows:

     BASE RENT:

     07/13/96 - 08/31/2001:         39,750.00 per annum/$3,312.50 per month

     Base Operating Cost including Real Estate Taxes: $6.20

     Operating Expenses (as defined in the Lease)      2,650 = .0035
                                                   ---------
                                                     754,288

     3.   Improvements to the New Leased Premises.

          (a) Landlord shall, at its own cost and expense, cause the New Leased Premises to be improved and completed in accordance with the final layout plans and specifications prepared by Waring McLaughlin, Inc., attached as Exhibit A-1 ("New Leased Premises Plans") (such work being herein called
     -----------
     "Landlord's New Leased Premises Work"). Landlord reserves the right, however, (i) to make substitutions of material or components of equivalent grade and quality when and if any specified material or component shall not be readily or reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with the Final Layout Plans).

          (b) If Landlord shall, for any reason (including, without limitation, failure to complete the work, if any, required to be done by Landlord under this lease) fail to make available to Tenant possession of the New Leased Premises on or before May 18, 1996, or any other date, Landlord shall not be subject to any liability for such failure nor for any failure to timely complete any work. Under such circumstances, Tenant's obligations to pay Base Rent and Tenant's Share of Operating Expenses with respect to the New Leased Premises shall not commence until sixty (60) days after Landlord makes possession available; and such failure to make available to Tenant possession of the New Leased Premises on May 18, 1996 or any other date or to timely complete any work, shall not in any other way affect the validity or continuance of this First Amendment, nor the Term or the obligations of Tenant hereunder. Such deferral of rent shall be Tenant's sole and exclusive right and remedy with respect to any such failure. There shall be no deferral of rent, however, if any such failure is caused in whole or part by any act or omission of Tenant, its agents, servants, employees or contractors, which has the effect of hindering or delaying Landlord's delivery of possession or the timely completion of any work to be done by Landlord (hereinafter a "Tenant Delay") including, without limitation, (a) any delay which is caused by changes in the work to be performed by Landlord in readying the New Leased Premises for Tenant's occupancy, (b) any delay, not caused by Landlord, in furnishing materials or procuring labor required to be furnished or procured for the completion of the New Leased Premises, or (c) any delay which is caused by any failure by Tenant, without regard to any grace period applicable thereto, promptly to furnish to Landlord any required information, approval or consent or caused by any good faith reluctance on the part of Landlord to approve any information required to be submitted by Tenant and approved by Landlord, or (d) any delay which is caused by the performance of any work or activity in the New Leased Premises by Tenant or any of its employees, agents or contractors. Tenant also shall pay to Landlord, within 10 days after receipt of demand made from time to time, a sum equal to any additional cost to Landlord in completing the New Leased Premises resulting from any Tenant Delay.

     4. Stationery Expenses. Landlord shall reimburse to the Tenant within fourteen (14) days of presentation of original invoices the actual and reasonable out-of-pocket expenses ("Stationery Expenses") incurred as a result of Tenant's anticipated move to the 25th floor of the Building. Such Stationery Expenses shall be in an amount not to exceed $4,369.25 as shown on the attached Schedule A.
----------

     5. Binding Effect. This Second Amendment becomes effective only upon the execution by Landlord and Tenant.

     6. Conflict. If there is any conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Lease, the terms and provisions of this Second Amendment shall govern. Except as herein specifically set forth, all of the provisions of the Lease shall remain in full force and effect and be binding upon the parties hereto.

     7. Definitions. All capitalized terms used herein, but not defined herein, shall have the same meanings given to such terms in the Lease unless otherwise indicated.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second Amendment to Lease as of the day and year first above written.

                                    LANDLORD:
                                    DENVER PLACE ASSOCIATES
                                    LIMITED PARTNERSHIP, a Delaware
                                    limited partnership
                                    By:  Amerimar Realty Management Co.-
                                         Colorado,

                                       By: Amerimar Realty Management -
                                           Pennsylvania, its general
                                           partner,

                                         By:  ARC-Management
                                              Company, its general
                                              partner


                                       By:
                                          --------------------------------
                                           David G. Marshall, President
Date:
      ----------------------

                                       TENANT:
                                       COLORADO BUSINESS LEASING, INC.,
                                       a Colorado corporation



                                       By: /s/ Richard M. Hall, Jr.
                                          ------------------------------------
                                           Richard M. Hall, Jr., President
Date:    4-25-96
       ---------------------

                           SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE ("First Amendment") is made and entered into this 29th day of September, 1997, by and between DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called "Landlord") and COLORADO BUSINESS LEASING, INC., a Colorado corporation, (hereinafter called "Tenant").

                                    RECITALS

     A. Landlord and Tenant entered into that certain Denver Place Office Lease dated February 23, 1996 (the "Original Lease"), pursuant to which Tenant leased approximately 2,650 square feet of rentable area on the 25th floor, known as Suite 2500, of the office building known as Denver Place South Tower, located at 999 18th Street, Denver, Colorado (the "Building").

     B. The Original Lease was amended by First Amendment to Lease dated April 12, 1996 ("First Amendment") pursuant to which the Leased Premises known as Suite 2500 were substituted with space on the 24th floor of the Building known as Suite 2400. (The Original Lease and First Amendment are sometimes hereinafter collectively referred to as the "Lease").

     C. Tenant has requested and Landlord has agreed to lease to Tenant an additional 361 rentable square feet of area on the 24th floor of the Building.

     D.   Landlord and Tenant are the sole parties in interest under the Lease.

     E. Landlord and Tenant now desire to amend the Lease in the manner and form set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

     1. First Added Premises. Effective November 1, 1997, or the date upon which the Landlord notifies the Tenant that the expansion space (defined below) is ready for occupancy, whichever last occurs, that certain space on the 24th floor of the South Tower of the Building, containing approximately 361 square feet of rentable area and designated as the first added premises (the "First Added Premises"), as shown on the floor plan attached as Exhibit A-1, shall be
                                                         -----------
added to the Leased Premises for the balance of the Term, upon and subject to all of the terms, covenants and conditions of the Lease, except as outlined in this Amendment.

     2. Base Rent. The "Base Rent" section of the Office Lease Facing page is amended in its entirety these rent adjustments, as follows:

     BASE RENT:

     07/13/96 - 11/01/97:  $39,750.00 annually/$3,312.50 monthly
     11/01/97 - 08/31/01:  $39,750.00 annually/$3,312.50 monthly (on 2,650
                           r.s.f.)
                           $5,956.56 annually/$496.38 monthly (on 361 r.s.f.)

     Base Operating Cost including Real Estate Taxes: $6.20

     Operating Expenses (as defined in the Lease)       3,011 = .00399
                                                   ----------
                                                      754,288

     3.   Improvements of Added Leased Premises.

               (a) Landlord shall, at its own cost and expense, cause the First Added Premises to be improved and completed in accordance with the final layout plans and specifications ("First Added Premises Plans") attached to this Second Amendment as Exhibit A-1 (such work being
                                               -----------
          herein called "Landlord's First Added Premises Work"). Landlord reserves the right, however, (i) to make substitutions of material or components of equivalent grade and quality when and if any specified material or component shall not be readily or reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with the Final Layout Plans).

               (b) If Landlord shall, for any reason (including, without limitation, failure to complete the work, if any, required to be done by Landlord under this lease) fail to make available to Tenant possession of the First Added Premises on or before November 1, 1997, or any other date, Landlord shall not be subject to any liability for such failure nor for any failure to timely complete any work. Under such circumstances, Tenant's obligations to pay Base Rent and Tenant's Share of Operating Expenses with respect to the First Added Premises shall not commence until Landlord makes possession available; and such failure to make available to Tenant possession of the First Added Premises on November 1, 1997 or any other date or to timely complete any work, shall not in any other way affect the validity or continuance of this Second Amendment, nor the Term or the obligations of Tenant hereunder. Such deferral of rent shall be Tenant's sole and exclusive right and remedy with respect to any such failure. There shall be no deferral of rent, however, if any such failure is caused in whole or part by any act or omission of Tenant, its agents, servants, employees or contractors, which has the effect of hindering or delaying Landlord's delivery of possession or the timely completion of any work to be done by Landlord (hereinafter a "Tenant Delay") including, without limitation, (a) any delay which is caused by changes in the work to be performed by Landlord in readying the First Added Premises for Tenant's occupancy, (b) any delay, not caused by Landlord, in furnishing materials or procuring labor required to be furnished or procured for the completion of the Added Leased Premises, or (c) any delay which is caused by any failure by Tenant, without regard to any grace period applicable thereto, promptly to furnish to Landlord any required information, approval or consent or caused by any good faith reluctance on the part of Landlord to approve any information required to be submitted by Tenant and approved by Landlord, or (d) any delay which is caused by the performance of any work or activity in the First Added Premises by Tenant or any of its employees, agents or contractors. Tenant also shall pay to Landlord, within 10 days after receipt of demand made from time to time, a sum equal to any additional cost to Landlord in completing the First Added Premises resulting from any Tenant Delay.

     4. Binding Effect. This Second Amendment becomes effective only upon the execution by Landlord and Tenant.

     5. Conflict. If there is any conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Lease, the terms and provisions of this Second Amendment shall govern. Except as herein specifically set forth, all of the provisions of the Lease shall remain in full force and effect and be binding upon the parties hereto.

     6. Definitions. All capitalized terms used herein, but not defined herein, shall have the same meanings given to such terms in the Lease unless otherwise indicated.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second Amendment to Lease as of the day and year first above written.

                                    LANDLORD:
                                    DENVER PLACE ASSOCIATES
                                    LIMITED PARTNERSHIP, a Delaware
                                    limited partnership

                                    By:  Amerimar Realty Management Co.-
                                         Colorado,

                                       By:  Amerimar Realty Management -
                                            Pennsylvania, its general
                                            partner,

                                         By:  ARC-Management
                                              Company, its general
                                              partner


                                    By: /s/ David G. Marshall
                                       --------------------------------------
                                       David G. Marshall, President
Date:
      --------------------


                                    TENANT:
                                    COLORADO BUSINESS LEASING, INC.,
                                    a Colorado corporation


                                    By: /s/ Richard M. Hall, Jr.
                                       --------------------------------------
                                       Richard M. Hall, Jr., President

Date:    10/14/97
       ---------------------

                                 EXHIBIT "C"
                                  -----------

                              LEASE TERM AGREEMENT

     THIS AGREEMENT, made as of the 18th day of May, 1996, between Amerimar Realty Management Co.-Colorado, as agent for DENVER PLACE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Landlord") and COLORADO BUSINESS LEASING, INC., a Colorado corporation, (hereinafter referred to as "Tenant").

                                   WITNESSETH

     WHEREAS, by Lease (hereinafter called "Lease") made the 23rd day of February, 1996, Landlord leased unto Tenant certain premises known as Suite Number 2400, located at 999 Eighteenth Street, Denver, Colorado, for a term of FIVE (5) years, ONE and ONE-HALF (11/2) months and ZERO (0) days commencing on June 16, 1996, unless sooner terminated or extended as provided therein, and

     WHEREAS, Landlord and Tenant now desire to set forth the correct Commencement Date of the term and to adjust the Expiration Date of the Term to provide for a full term of the Lease of FIVE years, ONE AND ONE-HALF months and
                                        ----        ----------------
ZERO days.
----

     NOW, THEREFORE, Landlord and Tenant do hereby agree as follows:

     1. The Term of the Lease commenced on July 18, 1996, and shall continue
                                          --------------
        until August 31, 2001, unless sooner terminated or extended as provided
              ---------------
        therein.

     2. Except as hereby amended, the Lease shall continue in full force and effect.

     3. This Agreement shall be binding on the parties hereto, their heirs, executors, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    LANDLORD:
                                    DENVER PLACE ASSOCIATES
                                    LIMITED PARTNERSHIP, a Delaware
                                    limited partnership
                                    By:  Amerimar Realty Management Co.-
                                         Colorado,
                                       By:  Amerimar Realty Management -
                                            Pennsylvania, its general
                                            partner,
                                          By:  ARC-Management
                                               Company, its general
                                               partner

                                    By: /s/ David G. Marshall
                                       ---------------------------------------
                                       David G. Marshall, President
Date:
      ----------------------
                                    TENANT:
                                    COLORADO BUSINESS LEASING, INC.,
                                    a Colorado corporation

                                    By: /s/ Richard M. Hall, Jr.
                                       ---------------------------------------
                                       Richard M. Hall, Jr., President

Date:    9-29-97
       ---------------------